UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2008

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

3 DWS Bond VIP

23 DWS Growth & Income VIP

38 DWS Capital Growth VIP

51 DWS Global Opportunities VIP

65 DWS International VIP

77 DWS Health Care VIP

88 Notes to Financial Statements

97 Report of Independent Registered Public Accounting Firm

98 Tax Information

99 Proxy Voting

100 Investment Management Agreement Approval

114 Summary of Management Fee Evaluation by Independent Fee Consultant

117 Summary of Administrative Fee Evaluation by Independent Fee Consultant

118 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2008

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.57% for Class A shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,323	$9,080	$9,817	$12,858
	Average annual total return	-16.77%	-3.17%	-.37%	2.55%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 846.20
Expenses Paid per $1,000*	$ 2.78
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.12
Expenses Paid per $1,000*	$ 3.05
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A
DWS Variable Series I — DWS Bond VIP	.60%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Bond VIP

Entering the year, banks were pulling back financing from the markets as they were forced to come to terms with losses related to the subprime mortgage crisis that had emerged in the summer of 2007. As 2008 progressed, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was a further tightening of credit that caused global economic growth to pull back sharply during the fourth quarter. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market. Emerging-market and high-yield corporate bonds underperformed the broader bond market by a wide margin for the year. As investor risk aversion peaked in October and November, even AAA-rated mortgage-backed issues experienced a collapse in demand.1

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of -16.77% (Class A shares, unadjusted for contract charges) compared with the 5.24% return of its benchmark, the Barclays Capital US Aggregate Index.

The Portfolio's focus on fixed-income sectors that trade at a yield spread to Treasuries detracted from performance for the period, driven by the unprecedented flight to quality that boosted Treasuries.2 The Portfolio's high-yield corporate and emerging-market holdings fell significantly, although its relatively defensive positioning helped to limit the downside impact to some degree. Within the domestic portion of the Portfolio, commercial mortgage-backed securities and non-agency residential mortgage-backed securities suffered historically poor performance, especially late in the year. Late in the period, the Portfolio's exposure to high-yield corporate bonds was trimmed as we upgraded the Portfolio's quality profile.

Effective December 1, 2008, Deutsche Investment Management Americas Inc. (the "Advisor") assumed all advisory responsibilities for the portfolio that were previously delegated to the Portfolio's subadvisor and sub-subadvisor. The following portfolio managers handle the day-to-day management of the fund's investment portfolio.

Kenneth R. Bowling, CFA Jamie Guenther, CFA	John Brennan Bruce Harley, CFA, CEBS	J. Richard Robben, CFA David Vignolo, CFA	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Corporate Bonds	24%	19%
Commercial and Non-Agency Mortgage-Backed Securities	22%	35%
Mortgage-Backed Securities Pass-Throughs	20%	15%
Government & Agency Obligations	12%	17%
Collateralized Mortgage Obligations	8%	4%
Cash Equivalents	6%	2%
Municipal Bonds and Notes	5%	2%
Preferred Securities	2%	5%
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

US Government & Treasury Obligations	29%	36%
AAA*	26%	35%
AA	8%	3%
A	8%	7%
BBB	15%	13%
BB or Below	3%	6%
Not Rated	11%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	10%	3%
1-4.99 years	47%	45%
5-9.99 years	27%	41%
10-14.99 years	7%	1%
15+ years	9%	10%
	100%	100%
* Category includes cash equivalents

Weighted average effective maturity: 7.43 and 6.99 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 9. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 24.1%
Consumer Discretionary 3.0%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	590,000	602,333
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022 (b)	235,000	263,284
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	168,000	202,724
Comcast Corp., 6.4%, 5/15/2038	55,000	54,871
D.R. Horton, Inc., 5.375%, 6/15/2012	76,000	56,050
Grupo Televisa SA, 6.0%, 5/15/2018	500,000	420,450
Omnicom Group, Inc., Zero Coupon, 7/31/2032	405,000	386,269
TCI Communications, Inc., 8.75%, 8/1/2015	511,000	543,938
Time Warner Cable, Inc.:
6.75%, 7/1/2018	445,000	428,448
7.3%, 7/1/2038	40,000	41,555
Time Warner, Inc.:
7.625%, 4/15/2031	350,000	343,984
7.7%, 5/1/2032	305,000	305,376
Viacom, Inc.:
5.75%, 4/30/2011	458,000	415,950
6.25%, 4/30/2016	775,000	642,392
		4,707,624
Consumer Staples 1.4%
CVS Caremark Corp.:
6.25%, 6/1/2027	332,000	308,694
6.302%, 6/1/2037	1,050,000	535,500
Delhaize America, Inc., 9.0%, 4/15/2031	400,000	404,528
Kroger Co., 6.8%, 4/1/2011	505,000	521,418
Miller Brewing Co., 144A, 5.5%, 8/15/2013	425,000	396,264
		2,166,404
Energy 2.6%
Baker Hughes, Inc., 7.5%, 11/15/2018	420,000	465,636
Enbridge Energy Partners LP, 8.05%, 10/1/2037	61,000	29,697
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	680,000	576,937
8.375%, 8/1/2066	82,000	45,100
EOG Co. of Canada, 144A, 7.0%, 12/1/2011	850,000	873,475
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	510,000	412,461
Petro-Canada, 6.8%, 5/15/2038	545,000	411,276
Southern Union Co., 7.2%, 11/1/2066	190,000	65,550
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	185,000	157,351
6.5%, 8/15/2018	420,000	412,046
Transocean Ltd., Series C, 1.5%, 12/15/2037	415,000	319,550
Transocean, Inc., 6.8%, 3/15/2038	280,000	249,745
		4,018,824
	Principal Amount ($)(a)	Value ($)

Financials 9.3%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	338,581
American Express Credit Corp., Series C, 7.3%, 8/20/2013 (b)	155,000	158,657
American International Group, Inc., 144A, 8.175%, 5/15/2058	170,000	66,134
ANZ National International Ltd., 144A, 6.2%, 7/19/2013	400,000	387,024
Banco Mercantil del Norte SA, 144A, 6.862%, 10/13/2021	362,000	217,200
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012 (b)	654,000	663,985
Berkshire Hathaway Finance Corp., 4.6%, 5/15/2013	515,000	514,990
BP Capital Markets PLC, 5.25%, 11/7/2013	735,000	767,293
Discover Financial Services, 2.629%*, 6/11/2010	515,000	440,972
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	340,000	284,420
144A, 8.0%, 1/15/2011	330,000	309,569
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011	99,000	91,610
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	213,391
FPL Group Capital, Inc.:
6.65%, 6/15/2067	360,000	187,200
Series D, 7.3%, 9/1/2067	20,000	11,200
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	330,000	147,541
HBOS PLC, 144A, 6.75%, 5/21/2018	175,000	154,017
John Deere Capital Corp., Series D, 2.875%, 6/19/2012 (b)	3,000,000	3,085,473
JPMorgan Chase & Co., 5.125%, 9/15/2014	435,000	421,549
Merrill Lynch & Co., Inc.:
6.875%, 4/25/2018	245,000	256,276
7.75%, 5/14/2038	455,000	501,265
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	565,000	526,444
Morgan Stanley, Series F, 6.0%, 4/28/2015	955,000	823,907
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	435,000	419,257
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	630,000	737,357
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	465,665
NYSE Euronext, 4.8%, 6/28/2013	455,000	441,329
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	2,685,435	32,540
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	425,895
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	345,000	286,940
	Principal Amount ($)(a)	Value ($)

UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	212,453
US Bancorp., 0.704%*, 12/11/2035	255,000	232,688
Wells Fargo & Co., 5.25%, 10/23/2012	210,000	213,892
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	585,000	350,024
		14,386,738
Health Care 0.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	21,000	10,710
Medco Health Solutions, Inc.:
6.125%, 3/15/2013	725,000	676,065
7.125%, 3/15/2018	715,000	660,727
		1,347,502
Industrials 0.6%
Allied Waste North America, Inc., 7.875%, 4/15/2013	193,000	183,350
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	196,587	157,761
Northwest Pipelines Corp., 5.95%, 4/15/2017 (b)	450,000	394,875
Overseas Shipholding Group, Inc., 7.5%, 2/15/2024	58,000	38,570
Toll Corp., 8.25%, 12/1/2011 (b)	83,000	75,530
		850,086
Information Technology 0.9%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	114,000	82,771
International Business Machines Corp., 6.5%, 10/15/2013	200,000	219,247
Tyco Electronics Group SA, 6.0%, 10/1/2012	695,000	626,962
Xerox Corp.:
6.35%, 5/15/2018	415,000	324,569
7.2%, 4/1/2016 (b)	175,000	130,660
		1,384,209
Materials 0.1%
Pliant Corp., 11.85%, 6/15/2009 (PIK)	7	4
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	85,000	63,456
The Mosaic Co., 144A, 7.375%, 12/1/2014	157,000	128,740
		192,200
Telecommunication Services 1.8%
AT&T, Inc., 6.7%, 11/15/2013 (b)	790,000	836,864
Cellco Partnership:
144A, 7.375%, 11/15/2013	295,000	311,249
144A, 8.5%, 11/15/2018	370,000	433,520
Telecom Italia Capital:
6.2%, 7/18/2011	175,000	155,313
7.721%, 6/4/2038 (b)	310,000	254,587
Verizon Communications, Inc.:
5.25%, 4/15/2013 (b)	105,000	105,402
8.75%, 11/1/2018	595,000	698,067
		2,795,002
Utilities 3.5%
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	260,000	213,975
CenterPoint Energy Resources Corp., 7.75%, 2/15/2011 (b)	500,000	478,575
	Principal Amount ($)(a)	Value ($)

CMS Energy Corp., 8.5%, 4/15/2011	17,000	16,742
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	550,000	536,046
6.95%, 7/15/2018	310,000	293,500
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	330,000	148,500
7.5%, 6/30/2066	935,000	467,500
Energy Future Competitive Holdings Corp., 7.48%, 1/1/2017	339,527	199,611
Integrys Energy Group, Inc., 6.11%, 12/1/2066	580,000	278,400
Intergen NV, 144A, 9.0%, 6/30/2017	75,000	61,500
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	100,000	55,030
New York State Electric & Gas Corp., 144A, 6.15%, 12/15/2017	1,055,000	960,151
Orion Power Holdings, Inc., 12.0%, 5/1/2010	120,000	120,000
PNM Resources, Inc., 9.25%, 5/15/2015	99,000	78,705
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	830,000	365,200
Regency Energy Partners LP, 8.375%, 12/15/2013	176,000	120,560
Union Electric Co., 6.7%, 2/1/2019	645,000	587,712
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	955,000	472,725
		5,454,432
Total Corporate Bonds (Cost $42,540,818)		37,303,021

Asset-Backed 0.9%
Automobile Receivables 0.3%
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	500,000	436,736
Credit Card Receivables 0.5%
Household Credit Card Master Note Trust I, "A", Series 2007-1, 1.245%*, 4/15/2013	1,214,000	763,094
Home Equity Loans 0.1%
First Franklin Mortgage Loan Asset-Backed Certificates, "A2A", Series 2007-FFC, 0.621%*, 6/25/2027	724,280	247,171
Total Asset-Backed (Cost $2,044,101)		1,447,001

Mortgage-Backed Securities Pass-Throughs 19.9%
Federal Home Loan Mortgage Corp.:
5.305%*, 6/1/2035	819,092	829,021
5.5%, with various maturities from 10/1/2023 until 8/1/2024	696,646	715,422
5.518%*, 2/1/2038	962,067	972,746
6.5%, 3/1/2026	1,261,082	1,329,313
7.0%, 1/1/2038	400,870	417,390
Federal National Mortgage Association:
4.5%, 6/1/2034	942,222	957,496
5.0%, with various maturities from 2/1/2021 until 5/1/2034	2,696,107	2,766,544
	Principal Amount ($)(a)	Value ($)

5.166%*, 9/1/2038	881,106	893,001
5.458%*, 1/1/2038	1,080,059	1,103,891
5.5%, with various maturities from 1/1/2025 until 7/1/2037	14,265,130	14,608,005
6.0%, with various maturities from 4/1/2024 until 3/1/2025	1,287,328	1,335,000
6.5%, with various maturities from 3/1/2017 until 1/1/2038	4,692,261	4,883,148
8.0%, 9/1/2015	27,461	29,161
Total Mortgage-Backed Securities Pass-Throughs (Cost $29,878,224)		30,840,138

Commercial and Non-Agency Mortgage-Backed Securities 21.7%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.414%*, 1/25/2036	820,000	397,062
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	990,124	821,632
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-3, 5.658%*, 6/10/2049	1,085,000	793,540
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,095,000	913,932
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	1,681,536	1,066,877
"3A1", Series 2007-5, 5.98%*, 8/25/2047	1,514,696	877,432
Bear Stearns Commercial Mortgage Securities, "AAB", Series 2007-PW16, 5.712%*, 6/11/2040	1,200,000	860,543
Chase Mortgage Finance Corp., "3A1", Series 2007-A3, 5.98%*, 12/25/2037	844,049	547,737
Citigroup Mortgage Loan Trust, Inc., "2A1A", Series 2007-AR8, 5.912%*, 7/25/2037	648,531	382,525
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	1,460,000	1,019,221
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	251,106	219,831
"A1", Series 2004-1T1, 5.0%, 2/25/2034	278,089	234,253
"A2", Series 2002-18, 5.25%, 2/25/2033	577,033	503,326
"A2", Series 2003-21T1, 5.25%, 12/25/2033	481,789	420,871
"A2", Series 2004-1T1, 5.5%, 2/25/2034	184,689	157,015
Countrywide Home Loans:
"A1", Series 2005-29, 5.75%, 12/25/2035	1,139,228	830,925
"A2", Series 2006-1, 6.0%, 3/25/2036	824,918	552,180
Credit Suisse Mortgage Capital Certificates, Inc.:
"3A1", Series 2006-9, 6.0%, 11/25/2036	1,250,046	661,743
	Principal Amount ($)(a)	Value ($)

"3A19", Series 2007-5, 6.0%, 8/25/2037	1,044,058	845,035
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	209,125	161,067
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	1,005,635	710,288
Greenwich Capital Commercial Funding Corp.:
"AM", Series 2007-GG9, 5.475%, 3/10/2039	1,025,000	519,432
"AJ", Series 2007-GG9, 5.505%, 3/10/2039	108,000	28,114
"A4", Series 2007-GG11, 5.736%, 12/10/2049	700,000	522,610
GS Mortgage Securities Corp. II:
"AAB", Series 2007-GG10, 5.799%*, 8/10/2045	1,620,000	1,131,789
"J", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	1,096,000	80,398
"K", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	767,000	47,660
"AM", Series 2007-GG10, 5.799%*, 8/10/2045	225,000	103,040
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	1,235,000	896,186
GSR Mortgage Loan Trust, "1A1", Series 2007-AR2, 5.775%*, 5/25/2047	1,118,821	575,185
Indymac Inda Mortgage Loan Trust, "1A2", Series 2007-AR1, 5.703%*, 3/25/2037	995,778	667,417
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%*, 1/25/2037	717,807	467,589
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	880,000	638,654
"A4", Series 2007-LD11, 5.819%*, 6/15/2049	805,000	568,512
"F", Series 2007-LD11, 5.819%*, 6/15/2049	650,000	94,346
"G", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	760,000	105,148
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	460,000	45,124
"E", Series 2007-LD11, 5.819%*, 6/15/2049	590,000	88,913
"ASB", Series 2007-LD12, 5.833%*, 2/15/2051	1,175,000	855,398
"A4", Series 2007-LD12, 5.882%*, 2/15/2051	575,000	408,911
"AM", Series 2007-LD12, 6.062%*, 2/15/2051	800,000	375,675
JPMorgan Mortgage Trust, "2A4", Series 2006-A2, 5.754%*, 4/25/2036	1,420,000	611,691
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	690,000	490,950
Master Alternative Loans Trust:
"5A1", Series 2005-2, 6.5%, 12/25/2034	103,844	61,105
"8A1", Series 2004-3, 7.0%, 4/25/2034	18,972	14,128
	Principal Amount ($)(a)	Value ($)

Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	60,288
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	590,000	420,302
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	1,000,000	705,684
Morgan Stanley Capital I:
"AM", Series 2007-HQ12, 5.632%*, 4/12/2049	600,000	275,268
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,105,000	786,085
New York Mortgage Trust, "2A3", Series 2006-1, 5.652%*, 5/25/2036	1,100,000	546,424
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	489,789	308,261
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	1,160,000	429,604
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	307,107
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	361,805
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	3,722	3,564
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-4, 5.993%*, 10/25/2037	1,517,528	989,329
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2007-C30, 5.294%, 12/15/2043	610,000	429,741
"H", Series 2007-C32, 144A, 5.741%*, 6/15/2049	770,000	74,447
"ABP", Series 2007-C32, 5.741%*, 6/15/2049	720,000	516,576
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.102%*, 12/25/2035	825,000	440,113
"1A1", Series 2006-AR18, 5.339%*, 1/25/2037	1,105,673	622,858
"4A1", Series 2007-HY3, 5.347%*, 3/25/2037	1,492,793	854,087
"2A3", Series 2006-AR6, 5.948%*, 8/25/2036	1,055,000	484,944
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.362%*, 7/25/2035	755,886	242,760
"2A5", Series 2006-AR2, 5.093%*, 3/25/2036	2,388,990	1,480,531
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	945,000	483,934
"2A5", Series 2006-AR1, 5.548%*, 3/25/2036	935,000	374,861
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $55,383,179)		33,573,583

	Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 7.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	271,150	281,813
Federal Home Loan Mortgage Corp.:
"WJ", Series 2557, 5.0%, 7/15/2014	213,535	214,985
"TA", Series 2750, 5.0%, 2/15/2032	1,010,000	1,031,985
"PD", Series 2774, 5.0%, 8/15/2032	1,010,000	1,032,001
"ME", Series 2775, 5.0%, 12/15/2032	460,000	469,978
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,612,718
"PD", Series 2893, 5.0%, 2/15/2033	800,000	816,021
"OG", Series 2889, 5.0%, 5/15/2033	685,000	698,229
"PE", Series 2898, 5.0%, 5/15/2033	335,000	341,515
"PD", Series 2939, 5.0%, 7/15/2033	535,000	543,582
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,488,632
Federal National Mortgage Association:
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	761,479
"WD", Series 2005-86, 5.0%, 3/25/2034	1,525,000	1,550,845
"PG", Series 2002-3, 5.5%, 2/25/2017	424,841	434,090
"TC", Series 2007-77, 5.5%, 9/25/2034	370,000	380,162
"ZQ", Series G92-9, 7.0%, 12/25/2021	19,200	19,211
Total Collateralized Mortgage Obligations (Cost $11,256,691)		11,677,246

Government & Agency Obligations 12.0%
Sovereign Bonds 2.0%
Dominican Republic, REG S, 8.625%, 4/20/2027	200,000	102,000
Government of Indonesia:
REG S, 8.5%, 10/12/2035	100,000	83,912
Series FR-49, 9.0%, 9/15/2013 IDR	700,000,000	56,344
Series FR-23, 11.0%, 12/15/2012 IDR	1,600,000,000	141,885
Series FR-18, 13.175%, 7/15/2012 IDR	270,000,000	25,462
Series FR-16, 13.45%, 8/15/2011 IDR	480,000,000	45,188
Government of Ukraine, REG S, 6.75%, 11/14/2017	390,000	142,754
Mexican Bonds:
Series A, 6.05%, 1/11/2040	90,000	87,300
Series M-10, 7.25%, 12/15/2016 MXN	800,000	55,359
Series M-20, 10.0%, 12/5/2024 MXN	700,000	58,063
Series M-30, 10.0%, 11/20/2036 MXN	1,700,000	144,755
	Principal Amount ($)(a)	Value ($)

Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	810,000	303,096
Republic of Argentina:
GDP Linked Note, 12/15/2035	410,000	9,835
3.0%*, 4/30/2013	43,750	23,577
Series X, 7.0%, 4/17/2017	260,000	90,249
Republic of Egypt, 9.1%, 9/20/2012 EGP	230,000	38,818
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	90,000	57,600
REG S, 8.25%, 4/10/2032	40,000	26,000
Republic of Georgia, 7.5%, 4/15/2013	170,000	98,812
Republic of Panama:
6.7%, 1/26/2036	170,000	153,000
7.125%, 1/29/2026	220,000	207,350
7.25%, 3/15/2015	80,000	81,600
Republic of Philippines:
7.75%, 1/14/2031	100,000	101,000
8.25%, 1/15/2014	70,000	72,800
9.0%, 2/15/2013	120,000	127,200
9.5%, 2/2/2030	60,000	67,200
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	90,000	54,000
Republic of Turkey:
Series CPI, 10.0%, 2/15/2012 TRY	190,045	112,045
16.0%, 3/7/2012 TRY	220,000	139,683
Republic of Uruguay:
7.625%, 3/21/2036	10,000	8,400
7.875%, 1/15/2033 (PIK)	160,000	137,600
8.0%, 11/18/2022	70,000	64,750
State of Qatar, REG S, 9.75%, 6/15/2030	140,000	172,200
		3,089,837
US Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 6.625%, 11/15/2030 (b)	950,000	1,371,612
US Treasury Obligations 9.1%
US Treasury Bill, 0.13%**, 6/18/2009	327,000	326,759
US Treasury Bonds:
4.75%, 2/15/2037	460,000	640,981
8.125%, 8/15/2019 (b)	5,590,000	8,261,847
US Treasury Notes:
1.75%, 11/15/2011 (b)	3,750,000	3,835,537
3.5%, 2/15/2018	560,000	619,850
4.5%, 4/30/2012	400,000	443,000
		14,127,974
Total Government & Agency Obligations (Cost $18,990,198)		18,589,423

Municipal Bonds and Notes 5.1%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (c)	525,000	483,903
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series B, 6.3%, 12/1/2021	1,200,000	1,181,412
	Principal Amount ($)(a)	Value ($)

Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	465,000	442,099
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028	655,000	647,487
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	684,499
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 (c)	325,000	245,788
McLennan County, TX, Junior College, 5.0%, 8/15/2032 (c)	340,000	320,651
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013 (c)	860,000	900,067
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016	930,000	849,034
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 (c)	515,000	492,664
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,428,222
Washington, Central Puget Sound, Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036	285,000	267,102
Total Municipal Bonds and Notes (Cost $8,179,659)		7,942,928

Loan Participations and Assignments 0.1%
Sovereign Loans
Gazprombank, 7.25%, 2/22/2010 RUB	2,000,000	48,148
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	100,000	63,732
Total Loan Participations and Assignments (Cost $177,519)		111,880

Preferred Securities 2.0%
Financials
Bank of America Corp.:
Series K, 8.0%, 1/30/2018 (d)	390,000	280,522
Series M, 8.125%, 5/15/2018 (d)	705,000	527,340
Citigroup Capital XXI, 8.3%, 12/21/2057	490,000	377,906
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	628,000	414,662
ComEd Financing III, 6.35%, 3/15/2033	238,000	149,150
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (d)	700,000	517,433
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017(d)	800,000	374,029
Series U, 7.64%, 9/29/2017 (d)	1,000,000	398,284
Total Preferred Securities (Cost $4,236,666)		3,039,326
	Shares	Value ($)

Preferred Stocks 0.2%
Financials
XL Capital Ltd., Series C, 6.102%	21,600	220,679
Ford Motor Credit Co., LLC, 7.375%	1,180	12,744
Total Preferred Stocks (Cost $552,242)		233,423

Securities Lending Collateral 8.0%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $12,381,645)	12,381,645	12,381,645
	Shares	Value ($)

Cash Equivalents 5.8%
Cash Management QP Trust, 1.42% (e) (Cost $8,910,588)	8,910,588	8,910,588
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,531,530)+	107.3	166,050,202
Other Assets and Liabilities, Net	(7.3)	(11,226,690)
Net Assets	100.0	154,823,512
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $194,554,381. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $28,504,179. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,482,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,986,656.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $11,972,348, which is 7.7% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Assured Guaranty Corp.	0.5
Financial Guaranty Insurance Co.	1.4
MBIA Corp.	0.3
Radian	0.1
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	623,043	AUD	11,000	1/23/2009	324
AUD	38,551	JPY	2,553,509	1/23/2009	1,937
RUB	2,607,000	USD	89,297	1/23/2009	7,271
NZD	351,000	USD	213,837	1/23/2009	9,494
USD	398,069	NZD	729,000	1/23/2009	26,336
TRY	278,000	USD	195,651	1/23/2009	17,203
MXN	1,622,000	USD	134,803	1/23/2009	18,657
USD	233,775	EUR	184,000	1/23/2009	21,721
Total unrealized appreciation					102,943
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	275,234	NOK	1,689,000	1/23/2009	(34,459)
USD	80,185	UAH	416,000	1/23/2009	(26,810)
AUD	349,000	USD	226,569	1/23/2009	(16,106)
BRL	338,000	USD	134,324	1/23/2009	(9,256)
EUR	184,000	USD	251,473	1/23/2009	(4,022)
USD	214,682	AUD	305,000	1/23/2009	(2,603)
IDR	845,167,000	USD	74,333	1/23/2009	(2,130)
JPY	2,163,509	USD	22,690	1/23/2009	(1,188)
USD	23,182	AUD	33,000	1/23/2009	(866)
NZD	378,000	USD	219,494	1/23/2009	(568)
JPY	390,000	USD	3,852	1/23/2009	(453)
NOK	1,689,000	USD	240,489	1/23/2009	(286)
Total unrealized depreciation					(98,747)
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
EGP Egyptian Pound
EUR Euro
IDR Indonesian Rupiah
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 12,394,389	$ —
Level 2	153,306,176	4,196
Level 3	349,637	—
Total	$ 166,050,202	$ 4,196
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 1,298,669
Total realized gain (loss)	(131,401)
Change in unrealized appreciation (depreciation)	(481,826)
Amortization Premium/Discount	(930)
Net purchases (sales)	(334,875)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 349,637

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $173,239,297), including $11,972,348 of securities loaned	$ 144,757,969
Investment in Daily Assets Fund Institutional (cost $12,381,645)*	12,381,645
Investment in Cash Management QP Trust (cost $8,910,588)	8,910,588
Total investments, at value (cost $194,531,530)	166,050,202
Cash	9,960
Foreign currency, at value (cost $49,360)	49,043
Receivable for investments sold	329,776
Dividends receivable	563
Interest receivable	1,515,002
Receivable for Portfolio shares sold	5,909
Foreign taxes recoverable	6,132
Net receivable on closed forward foreign currency exchange contracts	13,927
Unrealized appreciation on open forward foreign currency exchange contracts	102,943
Other assets	5,559
Total assets	168,089,016
Liabilities
Payable for Portfolio shares redeemed	626,892
Payable upon return of securities loaned	12,381,645
Unrealized depreciation on open forward foreign currency exchange contracts	98,747
Accrued management fee	47,703
Other accrued expenses and payables	110,517
Total liabilities	13,265,504
Net assets, at value	$ 154,823,512
Net Assets Consist of
Undistributed net investment income	11,846,280
Net unrealized appreciation (depreciation) on: Investments	(28,481,328)
Foreign currency	2,245
Accumulated net realized gain (loss)	(21,419,194)
Paid-in capital	192,875,509
Net assets, at value	$ 154,823,512
Class A Net Asset Value, offering and redemption price per share ($154,823,512 ÷ 28,147,936 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.50
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Dividends	$ 40,393
Interest (net of foreign taxes withheld of $2,141)	12,376,086
Interest — Cash Management QP Trust	132,373
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	191,513
Total Income	12,740,365
Expenses: Management fee	782,296
Administration fee	200,589
Custodian fee	41,210
Distribution service fee (Class B)	506
Services to shareholders	1,629
Record keeping fee (Class B)	202
Professional fees	85,778
Trustees' fees and expenses	6,830
Reports to shareholders	41,760
Other	33,183
Total expenses before expense reductions	1,193,983
Expense reductions	(1,769)
Total expenses after expense reductions	1,192,214
Net investment income	11,548,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $1,058)	(20,123,676)
Futures	226,776
Foreign currency	331,617
Payments by affiliates (see Note H)	221
(19,565,062)
Change in net unrealized appreciation (depreciation) on: Investments	(26,247,691)
Foreign currency	(35,300)
(26,282,991)
Net gain (loss)	(45,848,053)
Net increase (decrease) in net assets resulting from operations	$ (34,299,902)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 11,548,151	$ 11,251,529
Net realized gain (loss)	(19,565,062)	(121,794)
Change in net unrealized appreciation (depreciation)	(26,282,991)	(1,978,095)
Net increase (decrease) in net assets resulting from operations	(34,299,902)	9,151,640
Distributions to shareholders from: Net investment income: Class A	(10,882,399)	(10,313,794)
Class B	(31,809)	(83,297)
Total distributions	(10,914,208)	(10,397,091)
Portfolio share transactions: Class A Proceeds from shares sold	21,447,131	38,092,545
Reinvestment of distributions	10,882,399	10,313,794
Cost of shares redeemed	(61,233,965)	(36,534,184)
Net increase (decrease) in net assets from Class A share transactions	(28,904,435)	11,872,155
Class B* Proceeds from shares sold	292,257	1,299,403
Reinvestment of distributions	31,809	83,297
Cost of shares redeemed	(890,260)	(2,108,764)
Net increase (decrease) in net assets from Class B share transactions	(566,194)	(726,064)
Increase (decrease) in net assets	(74,684,739)	9,900,640
Net assets at beginning of period	229,508,251	219,607,611
Net assets at end of period (including undistributed net investment income of $11,846,280 and $10,802,062, respectively)	$ 154,823,512	$ 229,508,251
Other Information
Class A Shares outstanding at beginning of period	32,791,859	31,026,023
Shares sold	3,262,319	5,515,644
Shares issued to shareholders in reinvestment of distributions	1,674,215	1,510,072
Shares redeemed	(9,580,457)	(5,259,880)
Net increase (decrease) in Class A shares	(4,643,923)	1,765,836
Shares outstanding at end of period	28,147,936	32,791,859
Class B* Shares outstanding at beginning of period	87,887	198,161
Shares sold	42,354	183,436
Shares issued to shareholders in reinvestment of distributions	4,894	12,196
Shares redeemed	(135,135)	(305,906)
Net increase (decrease) in Class B shares	(87,887)	(110,274)
Shares outstanding at end of period	—	87,887
* On May 22, 2008 Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 6.98	$ 7.03	$ 6.99	$ 7.13	$ 7.04
Income (loss) from investment operations: Net investment income[a]	.37	.35	.33	.29	.29
Net realized and unrealized gain (loss)	(1.48)	(.06)	(.01)	(.10)	.08
Total from investment operations	(1.11)	.29	.32	.19	.37
Less distributions from: Net investment income	(.37)	(.34)	(.27)	(.26)	(.28)
Net realized gains	—	—	(.01)	(.07)	—
Total distributions	(.37)	(.34)	(.28)	(.33)	(.28)
Net asset value, end of period	$ 5.50	$ 6.98	$ 7.03	$ 6.99	$ 7.13
Total Return (%)	(16.77)	4.18	4.72[b]	2.60	5.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	229	218	209	177
Ratio of expenses before expense reductions (%)	.59	.61	.66	.68	.60
Ratio of expenses after expense reductions (%)	.59	.61	.62	.68	.60
Ratio of net investment income (%)	5.76	5.03	4.82	4.11	4.18
Portfolio turnover rate (%)	196	185	186	197	245
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.54% and 0.79% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000 ® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,169	$7,105	$8,301	$7,431
	Average annual total return	-38.31%	-10.77%	-3.65%	-2.93%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,171	$7,060	$8,195	$7,238
	Average annual total return	-38.29%	-10.95%	-3.90%	-3.18%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 691.90	$ 693.80
Expenses Paid per $1,000*	$ 2.30	$ 2.90
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.42	$ 1,021.72
Expenses Paid per $1,000*	$ 2.75	$ 3.46
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.68%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Growth & Income VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. With a return of -38.31% during the period ended December 31, 2008 (Class A shares, unadjusted for contract charges), the Portfolio's return was in line with that of the Russell 1000® Index, which posted a return of -37.60%.

Contributors to the Portfolio's relative performance were underweights and stock selection in the financials and consumer discretionary sectors.1 In the financials sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks. In the consumer discretionary sector, performance benefited from overweight positions in The DIRECTV Group, Inc., AutoZone, Inc. and McDonald's Corp.

A detractor from the Portfolio's relative performance was stock selection in the energy and materials sectors. In the energy sector, performance was hurt by an underweight position in ExxonMobil Corp., which was down less than the sector, and by overweights in coal producers Walter Industries, Inc. and Massey Energy Co. In the materials sector, overweight positions in Terra Industries Inc. and CF Industries Holdings Inc., both of which produce fertilizer and other agricultural products, detracted from performance.

Robert Wang James B. Francis, CFA
Julie Abbett
Portfolio Managers

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Government & Agency Obligation	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	16%	14%
Information Technology	16%	15%
Industrials	14%	13%
Consumer Staples	13%	9%
Energy	12%	14%
Financials	11%	15%
Consumer Discretionary	10%	11%
Telecommunication Services	4%	4%
Materials	2%	3%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 28. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 9.6%
Auto Components 0.1%
Autoliv, Inc.	2,700	57,942
Lear Corp.*	20,300	28,623
		86,565
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	19,800	1,231,362
Yum! Brands, Inc.	13,500	425,250
		1,656,612
Household Durables 0.2%
Leggett & Platt, Inc.	15,800	240,002
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	5,800	297,424
Leisure Equipment & Products 0.2%
Hasbro, Inc.	7,000	204,190
Media 3.6%
Comcast Corp. "A"	91,900	1,551,272
Comcast Corp., Special "A"	24,500	395,675
DISH Network Corp. "A"*	17,700	196,293
Liberty Media Corp. Entertainment "A"*	7,100	124,108
The DIRECTV Group, Inc.*	51,100	1,170,701
		3,438,049
Specialty Retail 3.4%
AutoZone, Inc.*	6,100	850,767
Best Buy Co., Inc. (a)	27,500	773,025
Children's Place Retail Stores, Inc.*	2,800	60,704
RadioShack Corp.	27,000	322,380
Rent-A-Center, Inc.*	6,000	105,900
The Gap, Inc.	30,000	401,700
TJX Companies, Inc.	35,200	724,064
		3,238,540
Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc.*	16,100	29,624
Wolverine World Wide, Inc.	2,900	61,016
		90,640
Consumer Staples 12.7%
Beverages 1.5%
Pepsi Bottling Group, Inc.	9,100	204,841
PepsiCo, Inc.	21,900	1,199,463
		1,404,304
Food & Staples Retailing 3.9%
Kroger Co.	49,300	1,302,013
Pantry, Inc.*	1,400	30,030
Sysco Corp.	12,500	286,750
Wal-Mart Stores, Inc.	39,000	2,186,340
		3,805,133
Food Products 1.6%
Archer-Daniels-Midland Co.	6,800	196,044
Bunge Ltd.	4,900	253,673
Chiquita Brands International, Inc.*	13,300	196,574
Darling International, Inc.*	9,200	50,508
Fresh Del Monte Produce, Inc.*	9,900	221,958
	Shares	Value ($)

General Mills, Inc.	10,700	650,025
		1,568,782
Household Products 3.6%
Church & Dwight Co., Inc.	1,700	95,404
Colgate-Palmolive Co.	27,400	1,877,996
Procter & Gamble Co.	23,500	1,452,770
		3,426,170
Personal Products 0.2%
Herbalife Ltd. (a)	7,800	169,104
Tobacco 1.9%
Altria Group, Inc.	50,520	760,831
Philip Morris International, Inc.	24,700	1,074,697
		1,835,528
Energy 11.1%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	10,700	173,233
Apache Corp.	23,400	1,744,002
Arch Coal, Inc.	18,200	296,478
Chevron Corp.	9,700	717,509
Cimarex Energy Co.	16,600	444,548
ConocoPhillips	4,700	243,460
Encore Acquisition Co.*	21,200	541,024
ExxonMobil Corp.	7,739	617,804
Frontline Ltd. (a)	27,300	808,353
Hess Corp.	27,600	1,480,464
Mariner Energy, Inc.*	22,400	228,480
Massey Energy Co.	24,400	336,476
McMoRan Exploration Co.* (a)	27,500	269,500
Occidental Petroleum Corp.	31,400	1,883,686
W&T Offshore, Inc.	17,800	254,896
Walter Industries, Inc.	39,800	696,898
		10,736,811
Financials 11.1%
Capital Markets 2.3%
Bank of New York Mellon Corp.	56,000	1,586,480
State Street Corp.	16,100	633,213
		2,219,693
Commercial Banks 2.1%
Banco Itau Holding Financeira SA (ADR) (Preferred)	24,100	279,560
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	6,100	394,182
Wells Fargo & Co.	44,800	1,320,704
		1,994,446
Consumer Finance 0.1%
Cash America International, Inc.	2,300	62,905
Diversified Financial Services 2.2%
JPMorgan Chase & Co.	68,800	2,169,264
Insurance 4.0%
ACE Ltd.	32,100	1,698,732
Aflac, Inc.	5,600	256,704
Allied World Assurance Co. Holdings Ltd.	2,200	89,320
Aon Corp.	7,200	328,896
Arch Capital Group Ltd.*	1,100	77,110
Arthur J. Gallagher & Co.	2,600	67,366
	Shares	Value ($)

Assurant, Inc.	3,700	111,000
Berkshire Hathaway, Inc. "B"*	200	642,800
The Travelers Companies, Inc.	6,700	302,840
Unum Group	4,500	83,700
XL Capital Ltd. "A" (a)	51,100	189,070
		3,847,538
Real Estate Investment Trusts 0.4%
Boston Properties, Inc. (REIT)	1,600	88,000
Essex Property Trust, Inc. (REIT)	1,800	138,150
Rayonier, Inc. (REIT) (a)	3,700	115,995
Simon Property Group, Inc. (REIT)	1,600	85,008
		427,153
Health Care 16.1%
Biotechnology 2.7%
Amgen, Inc.*	2,200	127,050
Gilead Sciences, Inc.*	35,700	1,825,698
OSI Pharmaceuticals, Inc.*	15,700	613,085
		2,565,833
Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	26,200	1,404,058
Becton, Dickinson & Co.	14,200	971,138
Covidien Ltd.	6,000	217,440
Kinetic Concepts, Inc.*	2,600	49,868
Varian Medical Systems, Inc.*	1,300	45,552
		2,688,056
Health Care Providers & Services 4.5%
Aetna, Inc.	53,400	1,521,900
Express Scripts, Inc.*	24,500	1,347,010
Humana, Inc.*	13,400	499,552
Kindred Healthcare, Inc.*	5,400	70,308
Magellan Health Services, Inc.*	700	27,412
Medco Health Solutions, Inc.*	20,500	859,155
Universal Health Services, Inc. "B"	1,600	60,112
		4,385,449
Pharmaceuticals 6.1%
Abbott Laboratories	13,200	704,484
Eli Lilly & Co.	43,000	1,731,610
Johnson & Johnson	11,700	700,011
Merck & Co., Inc.	25,000	760,000
Perrigo Co.	1,100	35,541
Pfizer, Inc.	28,700	508,277
Schering-Plough Corp.	72,500	1,234,675
Sepracor, Inc.*	6,900	75,762
Teva Pharmaceutical Industries Ltd. (ADR)	3,500	148,995
		5,899,355
Industrials 13.3%
Aerospace & Defense 3.4%
General Dynamics Corp.	9,900	570,141
Goodrich Corp.	9,900	366,498
Honeywell International, Inc.	41,520	1,363,102
L-3 Communications Holdings, Inc.	6,500	479,570
Lockheed Martin Corp.	2,600	218,608
Northrop Grumman Corp.	5,200	234,208
Spirit AeroSystems Holdings, Inc. "A"*	3,700	37,629
		3,269,756
Commercial Services & Supplies 0.3%
The Brink's Co.	10,400	279,552
	Shares	Value ($)

Construction & Engineering 1.5%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	3,000	30,150
EMCOR Group, Inc.*	16,400	367,852
Fluor Corp.	11,400	511,518
Foster Wheeler Ltd.*	15,300	357,714
Perini Corp.*	9,500	222,110
		1,489,344
Electrical Equipment 1.1%
Acuity Brands, Inc.	1,400	48,874
Energy Conversion Devices, Inc.*	11,800	297,478
GrafTech International Ltd.*	77,100	641,472
Woodward Governor Co.	2,100	48,342
		1,036,166
Industrial Conglomerates 0.1%
General Electric Co.	5,450	88,290
Machinery 4.2%
AGCO Corp.* (a)	23,400	552,006
Caterpillar, Inc.	24,600	1,098,882
CNH Global NV	3,600	56,160
Cummins, Inc.	21,200	566,676
Dover Corp.	2,200	72,424
Flowserve Corp.	6,500	334,750
Gardner Denver, Inc.*	1,500	35,010
Joy Global, Inc.	9,700	222,033
Parker Hannifin Corp.	24,400	1,037,976
Trinity Industries, Inc.	5,500	86,680
		4,062,597
Road & Rail 2.7%
Burlington Northern Santa Fe Corp.	12,900	976,659
Norfolk Southern Corp.	15,000	705,750
Ryder System, Inc.	22,600	876,428
		2,558,837
Information Technology 15.1%
Communications Equipment 0.3%
Cisco Systems, Inc.*	18,500	301,550
Computers & Peripherals 6.5%
Hewlett-Packard Co.	54,900	1,992,321
International Business Machines Corp.	24,500	2,061,920
Lexmark International, Inc. "A"*	29,000	780,100
QLogic Corp.*	38,200	513,408
Western Digital Corp.*	82,600	945,770
		6,293,519
Electronic Equipment, Instruments & Components 0.4%
Dolby Laboratories, Inc. "A"* (a)	3,200	104,832
Jabil Circuit, Inc.	38,200	257,850
		362,682
Internet Software & Services 1.4%
eBay, Inc.*	16,470	229,921
Google, Inc. "A"*	3,520	1,082,928
Yahoo!, Inc.*	4,200	51,240
		1,364,089
IT Services 3.5%
Accenture Ltd. "A"	28,600	937,794
Automatic Data Processing, Inc.	23,800	936,292
Computer Sciences Corp.*	19,000	667,660
Visa, Inc. "A"	16,000	839,200
		3,380,946
	Shares	Value ($)

Software 3.0%
Microsoft Corp.	139,375	2,709,450
Symantec Corp.*	12,230	165,350
		2,874,800
Materials 2.3%
Chemicals
CF Industries Holdings, Inc.	19,700	968,452
Terra Industries, Inc.	72,700	1,211,909
The Mosaic Co.	2,500	86,500
		2,266,861
Telecommunication Services 3.9%
Diversified Telecommunication Services
AT&T, Inc.	41,380	1,179,330
Embarq Corp.	21,300	765,948
Verizon Communications, Inc.	52,700	1,786,530
		3,731,808
Utilities 1.8%
Electric Utilities 0.6%
Duke Energy Corp.	2,700	40,527
Edison International	8,200	263,384
Hawaiian Electric Industries, Inc.	1,100	24,354
Pepco Holdings, Inc.	5,000	88,800
Portland General Electric Co.	1,500	29,205
Southern Co.	3,800	140,600
		586,870
Gas Utilities 0.3%
Atmos Energy Corp.	1,600	37,920
ONEOK, Inc.	6,500	189,280
UGI Corp.	1,400	34,188
		261,388
	Shares	Value ($)

Independent Power Producers & Energy Traders 0.4%
AES Corp.*	45,600	375,744
Multi-Utilities 0.5%
Dominion Resources, Inc.	7,500	268,800
Integrys Energy Group, Inc.	1,300	55,874
Sempra Energy	2,700	115,101
TECO Energy, Inc.	2,100	25,935
		465,710
Total Common Stocks (Cost $123,483,787)		93,508,055
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.7%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $685,955)	686,000	685,997

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $1,836,942)	1,836,942	1,836,942

Cash Equivalents 2.1%
Cash Management QP Trust, 1.42% (c) (Cost $1,992,006)	1,992,006	1,992,006
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $127,998,690) +	101.7	98,023,000
Other Assets and Liabilities, Net	(1.7)	(1,667,905)
Net Assets	100.0	96,355,095
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $130,913,694. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $32,890,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,992,031 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,882,725.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,842,633, which is 1.9% of net assets.
(b) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/20/2009	57	2,523,416	2,565,285	41,869

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 95,344,997	$ 41,869
Level 2	2,678,003	—
Level 3	—	—
Total	$ 98,023,000	$ 41,869
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $124,169,742), including $1,842,633 of securities loaned	$ 94,194,052
Investment in Daily Assets Fund Institutional (cost $1,836,942)*	1,836,942
Investment in Cash Management QP Trust (cost $1,992,006)	1,992,006
Total investments, at value (cost $127,998,690)	98,023,000
Foreign currency, at value (cost $1,794)	1,487
Dividends receivable	146,070
Interest receivable	7,510
Receivable for Portfolio shares sold	98,945
Receivable for daily variation margin on open futures contracts	34,653
Other assets	3,793
Total assets	98,315,458
Liabilities
Cash overdraft	2,349
Payable for Portfolio shares redeemed	20,565
Payable upon return of securities loaned	1,836,942
Accrued management fee	36,895
Accrued distribution service fee (Class B)	380
Other accrued expenses and payables	63,232
Total liabilities	1,960,363
Net assets, at value	$ 96,355,095
Net Assets Consist of
Undistributed net investment income	1,938,429
Net unrealized appreciation (depreciation) on: Investments	(29,975,690)
Futures	41,869
Foreign currency	(307)
Accumulated net realized gain (loss)	(41,101,142)
Paid-in capital	165,451,936
Net assets, at value	$ 96,355,095
Class A Net Asset Value, offering and redemption price per share ($94,487,711 ÷ 18,437,278 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.12
Class B Net Asset Value, offering and redemption price per share ($1,867,384 ÷ 364,787 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.12
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,028)	$ 2,702,211
Interest	11,151
Interest — Cash Management QP Trust	109,069
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	39,191
Total Income	2,861,622
Expenses: Management fee	592,051
Administration fee	151,808
Custodian fee	25,213
Distribution service fee (Class B)	15,010
Services to shareholders	969
Professional fees	73,438
Trustees' fees and expenses	7,575
Reports to shareholders	41,438
Other	11,113
Total expenses before expense reductions	918,615
Expense reductions	(84,926)
Total expenses after expense reductions	833,689
Net investment income (loss)	2,027,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(27,301,950)
Futures	(1,897,725)
Foreign currency	(89)
(29,199,764)
Change in net unrealized appreciation (depreciation) on: Investments	(40,861,638)
Futures	61,425
Foreign currency	(319)
(40,800,532)
Net gain (loss)	(70,000,296)
Net increase (decrease) in net assets resulting from operations	$ (67,972,363)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,027,933	$ 3,281,163
Net realized gain (loss)	(29,199,764)	38,689,859
Change in net unrealized appreciation (depreciation)	(40,800,532)	(35,739,490)
Net increase (decrease) in net assets resulting from operations	(67,972,363)	6,231,532
Distributions to shareholders from: Net investment income: Class A	(3,050,163)	(3,254,218)
Class B	(190,157)	(431,057)
Net realized gains: Class A	(35,948,939)	(3,589,531)
Class B	(2,803,004)	(675,883)
Total distributions	(41,992,263)	(7,950,689)
Portfolio share transactions: Class A Proceeds from shares sold	5,212,323	7,943,494
Reinvestment of distributions	38,999,102	6,843,749
Cost of shares redeemed	(40,183,360)	(96,721,167)
Net increase (decrease) in net assets from Class A share transactions	4,028,065	(81,933,924)
Class B Proceeds from shares sold	295,876	1,756,094
Reinvestment of distributions	2,993,161	1,106,940
Cost of shares redeemed	(11,145,692)	(40,893,714)
Net increase (decrease) in net assets from Class B share transactions	(7,856,655)	(38,030,680)
Increase (decrease) in net assets	(113,793,216)	(121,683,761)
Net assets at beginning of period	210,148,311	331,832,072
Net assets at end of period (including undistributed net investment income of $1,938,429 and $3,269,183, respectively)	$ 96,355,095	$ 210,148,311
Other Information
Class A Shares outstanding at beginning of period	18,082,818	25,561,711
Shares sold	749,218	724,126
Shares issued to shareholders in reinvestment of distributions	5,038,643	621,594
Shares redeemed	(5,433,401)	(8,824,613)
Net increase (decrease) in Class A shares	354,460	(7,478,893)
Shares outstanding at end of period	18,437,278	18,082,818
Class B Shares outstanding at beginning of period	1,355,326	4,788,468
Shares sold	42,150	161,143
Shares issued to shareholders in reinvestment of distributions	387,214	100,722
Shares redeemed	(1,419,903)	(3,695,007)
Net increase (decrease) in Class B shares	(990,539)	(3,433,142)
Shares outstanding at end of period	364,787	1,355,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.94	$ 9.72	$ 9.29	$ 8.50
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.13	.13[c]	.10	.12
Net realized and unrealized gain (loss)	(3.45)	.02	1.19	.45	.74
Total from investment operations	(3.35)	.15	1.32	.55	.86
Less distributions from: Net investment income	(.18)	(.13)	(.10)	(.12)	(.07)
Net realized gains	(2.16)	(.15)	—	—	—
Total distributions	(2.34)	(.28)	(.10)	(.12)	(.07)
Net asset value, end of period	$ 5.12	$ 10.81	$ 10.94	$ 9.72	$ 9.29
Total Return (%)	(38.31)[b]	1.36[b]	13.63[b,c]	6.07[b]	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	196	280	294	172
Ratio of expenses before expense reductions (%)	.60	.57	.56	.57	.56
Ratio of expenses after expense reductions (%)	.54	.56	.54	.54	.56
Ratio of net investment income (loss) (%)	1.34	1.18	1.24[c]	1.10	1.37
Portfolio turnover rate (%)	130	310	105	115	33
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 10.90	$ 9.68	$ 9.25	$ 8.47
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.09	.09[c]	.07	.09
Net realized and unrealized gain (loss)	(3.42)	.02	1.19	.45	.73
Total from investment operations	(3.34)	.11	1.28	.52	.82
Less distributions from: Net investment income	(.15)	(.09)	(.06)	(.09)	(.04)
Net realized gains	(2.16)	(.15)	—	—	—
Total distributions	(2.31)	(.24)	(.06)	(.09)	(.04)
Net asset value, end of period	5.12	$ 10.77	$ 10.90	$ 9.68	$ 9.25
Total Return (%)	(38.29)[b]	1.00[b]	13.28[b,c]	5.73[b]	9.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	15	52	47	33
Ratio of expenses before expense reductions (%)	.82	.95	.94	.95	.89
Ratio of expenses after expense reductions (%)	.77	.92	.89	.89	.89
Ratio of net investment income (loss) (%)	1.12	.82	.89[c]	.75	1.04
Portfolio turnover rate (%)	130	310	105	115	33
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.50% and 0.88% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index [] S&P 500® Index

The Russell 1000® Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,702	$8,189	$9,635	$8,507
	Average annual total return	-32.98%	-6.44%	-.74%	-1.60%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,462
	Average annual total return	-38.44%	-9.11%	-3.42%	-4.27%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,680	$8,105	$9,460	$8,234
	Average annual total return	-33.20%	-6.76%	-1.11%	-1.92%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,462
	Average annual total return	-38.44%	-9.11%	-3.42%	-4.27%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 712.40	$ 711.10
Expenses Paid per $1,000*	$ 2.11	$ 3.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.67	$ 1,021.01
Expenses Paid per $1,000*	$ 2.49	$ 4.17
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.82%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Capital Growth VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. Value stocks, as measured by the Russell 1000® Value Index, performed somewhat better than growth stocks, as measured by the Russell 1000® Growth Index over the same period. With a return of -32.98% during the 12-month period ended December 31, 2008 (Class A shares, unadjusted for contract charges), the Portfolio performed better than its benchmark, the Russell 1000 Growth Index, which had a negative return of -38.44%.

The greatest contributor to performance was an overweight and stock selection in the health care sector.1 Holdings that performed especially well were biopharmaceutical companies Gilead Sciences, Inc. and Genentech, Inc., which soared on news that Roche Holding Ltd. had offered to acquire the 44% of Genentech it does not already own. Also, Johnson & Johnson performed much better than the market, although the stock was down modestly.

The major detractor from performance was stock selection in the consumer discretionary sector. Positions in this sector that hurt performance were GameStop Corp., Harley-Davidson, Inc.* and Dick's Sporting Goods.* However, an overweight position in McDonald's Corp., also in the consumer discretionary sector, was one of the top contributors to performance.

Owen Fitzpatrick, CFA (as of February 15, 2009) and Richard Shepley
Co-Lead Portfolio Managers

Brendan O'Neill, CFA
Portfolio Manager

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	22%	18%
Information Technology	22%	24%
Consumer Staples	15%	11%
Energy	10%	14%
Industrials	10%	11%
Consumer Discretionary	8%	10%
Materials	8%	4%
Financials	3%	5%
Telecommunication Services	1%	2%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 43. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 7.9%
Hotels Restaurants & Leisure 2.7%
McDonald's Corp. (a)	265,700	16,523,883
Media 0.5%
Walt Disney Co. (a)	133,200	3,022,308
Multiline Retail 1.4%
Kohl's Corp.* (a)	238,200	8,622,840
Specialty Retail 2.5%
GameStop Corp. "A"*	210,100	4,550,766
Staples, Inc.	413,565	7,411,085
Tiffany & Co.	136,700	3,230,221
		15,192,072
Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc. "B"	88,400	4,508,400
Consumer Staples 14.2%
Beverages 4.3%
Diageo PLC	506,526	6,998,559
PepsiCo, Inc.	349,325	19,132,530
		26,131,089
Food & Staples Retailing 4.3%
Shoppers Drug Mart Corp.	105,100	4,090,770
Wal-Mart Stores, Inc. (a)	294,400	16,504,064
Walgreen Co.	216,800	5,348,456
		25,943,290
Food Products 3.3%
Dean Foods Co.*	181,618	3,263,676
General Mills, Inc.	49,400	3,001,050
Groupe DANONE	110,035	6,604,556
Kellogg Co.	162,200	7,112,470
		19,981,752
Household Products 2.3%
Colgate-Palmolive Co.	139,240	9,543,510
Procter & Gamble Co.	72,770	4,498,641
		14,042,151
Energy 10.2%
Energy Equipment & Services 2.6%
Halliburton Co.	242,200	4,403,196
Noble Corp.	152,700	3,373,143
Schlumberger Ltd.	126,400	5,350,512
Transocean Ltd.* (a)	56,927	2,689,801
		15,816,652
Oil, Gas & Consumable Fuels 7.6%
ConocoPhillips	104,660	5,421,388
Devon Energy Corp.	165,700	10,888,147
EOG Resources, Inc. (a)	119,725	7,971,290
ExxonMobil Corp.	143,000	11,415,690
XTO Energy, Inc. (a)	281,982	9,945,505
		45,642,020
	Shares	Value ($)

Financials 3.3%
Capital Markets 1.2%
Charles Schwab Corp.	239,000	3,864,630
State Street Corp. (a)	84,470	3,322,205
		7,186,835
Diversified Financial Services 0.7%
CME Group, Inc. (a)	19,937	4,149,089
Insurance 1.4%
Aflac, Inc.	187,724	8,605,268
Health Care 21.9%
Biotechnology 6.5%
Celgene Corp.*	146,900	8,120,632
Genentech, Inc.* (a)	110,350	9,149,118
Gilead Sciences, Inc.* (a)	429,620	21,970,767
		39,240,517
Health Care Equipment & Supplies 6.2%
Baxter International, Inc.	287,800	15,423,202
C.R. Bard, Inc.	96,500	8,131,090
Hologic, Inc.* (a)	181,500	2,372,205
Medtronic, Inc.	194,300	6,104,906
Zimmer Holdings, Inc.*	135,840	5,490,653
		37,522,056
Health Care Providers & Services 1.3%
Laboratory Corp. of America Holdings* (a)	105,300	6,782,373
UnitedHealth Group, Inc.	34,685	922,621
		7,704,994
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.* (a)	193,400	6,589,138
Pharmaceuticals 6.8%
Abbott Laboratories	292,200	15,594,714
Eli Lilly & Co.	92,400	3,720,948
Johnson & Johnson (a)	365,466	21,865,831
		41,181,493
Industrials 9.8%
Aerospace & Defense 4.4%
Goodrich Corp. (a)	208,300	7,711,266
Honeywell International, Inc. (a)	244,700	8,033,501
United Technologies Corp.	200,200	10,730,720
		26,475,487
Electrical Equipment 1.8%
Emerson Electric Co. (a)	301,900	11,052,559
Machinery 1.3%
Caterpillar, Inc.	32,200	1,438,374
Parker Hannifin Corp. (a)	149,200	6,346,968
		7,785,342
Road & Rail 2.3%
Canadian National Railway Co. (a)	254,900	9,370,124
Norfolk Southern Corp.	102,800	4,836,740
		14,206,864
	Shares	Value ($)

Information Technology 21.1%
Communications Equipment 3.2%
Cisco Systems, Inc.*	558,720	9,107,136
QUALCOMM, Inc.	275,700	9,878,331
		18,985,467
Computers & Peripherals 6.7%
Apple, Inc.*	142,835	12,190,967
EMC Corp.*	378,615	3,964,099
Hewlett-Packard Co. (a)	365,000	13,245,850
International Business Machines Corp. (a)	134,700	11,336,352
		40,737,268
Electronic Equipment, Instruments & Components 1.1%
Mettler-Toledo International, Inc.* (a)	97,300	6,558,020
Internet Software & Services 0.9%
Google, Inc. "A"*	17,825	5,483,861
IT Services 3.7%
Accenture Ltd. "A"	324,300	10,633,797
Fiserv, Inc.* (a)	137,400	4,997,238
Visa, Inc. "A"	129,000	6,766,050
		22,397,085
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Corp. "A"* (a)	156,200	2,650,714
Intel Corp. (a)	763,090	11,186,900
		13,837,614
Software 3.2%
Adobe Systems, Inc.* (a)	268,475	5,715,833
Electronic Arts, Inc.*	147,700	2,369,108
Microsoft Corp. (a)	585,380	11,379,787
		19,464,728
	Shares	Value ($)

Materials 7.4%
Chemicals 5.1%
Ecolab, Inc.	294,100	10,337,615
Monsanto Co.	154,700	10,883,145
Praxair, Inc. (a)	161,300	9,574,768
		30,795,528
Metals & Mining 2.3%
Barrick Gold Corp. (a)	316,500	11,637,705
Freeport-McMoRan Copper & Gold, Inc.	85,800	2,096,952
		13,734,657
Telecommunication Services 1.0%
Diversified Telecommunication Services
AT&T, Inc.	219,000	6,241,500
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	80,100	2,712,186
Total Common Stocks (Cost $574,082,567)		588,074,013

Securities Lending Collateral 22.8%
Daiy Assets Fund Institutional, 1.69% (b) (c) (Cost $137,751,495)	137,751,495	137,751,495

Cash Equivalents 2.7%
Cash Management QP Trust, 1.42% (b) (Cost $16,636,327)	16,636,327	16,636,327
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $728,470,389)+	122.8	742,461,835
Other Assets and Liabilities, Net	(22.8)	(138,040,166)
Net Assets	100.0	604,421,669
* Non-income producing security.
+ The cost for federal income tax purposes was $731,887,395. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $10,574,440. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $110,906,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,332,137.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $135,983,737, which is 22.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 712,222,393
Level 2	30,239,442
Level 3	—
Total	$ 742,461,835

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $574,082,567), including $135,983,737 of securities loaned	$ 588,074,013
Investment in Daily Assets Fund Institutional (cost $137,751,495)*	137,751,495
Investment in Cash Management QP Trust (cost $16,636,327)	16,636,327
Total investments, at value (cost $728,470,389)	742,461,835
Receivable for investments sold	82,215
Dividends receivable	714,396
Interest receivable	104,795
Receivable for Portfolio shares sold	16,799
Foreign taxes recoverable	64,757
Other assets	28,207
Total assets	743,473,004
Liabilities
Cash overdraft	78,290
Payable for Portfolio shares redeemed	909,371
Payable upon return of securities loaned	137,751,495
Accrued management fee	142,926
Accrued distribution service fee (Class B)	1,481
Other accrued expenses and payables	167,772
Total liabilities	139,051,335
Net assets, at value	$ 604,421,669
Net Assets Consist of
Undistributed net investment income	7,945,917
Net unrealized appreciation (depreciation) on: Investments	13,991,446
Foreign currency	5,875
Accumulated net realized gain (loss)	(239,522,654)
Paid-in capital	822,001,085
Net assets, at value	$ 604,421,669
Class A Net Asset Value, offering and redemption price per share ($593,927,716 ÷ 43,844,542 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.55
Class B Net Asset Value, offering and redemption price per share ($10,493,953 ÷ 777,803 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.49
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $92,798)	$ 11,275,199
Interest	626
Interest — Cash Management QP Trust	424,008
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	486,686
Total Income	12,186,519
Expenses: Management fee	3,273,016
Administration fee	879,862
Custodian fee	66,128
Distribution service fee (Class B)	37,000
Services to shareholders	874
Record keeping fee (Class B)	14,172
Professional fees	95,226
Trustees' fees and expenses	45,567
Reports to shareholders	49,388
Other	30,997
Total expenses before expense reductions	4,492,230
Expense reductions	(119,918)
Total expenses after expense reductions	4,372,312
Net investment income (loss)	7,814,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	23,279,165
Foreign currency	(106,168)
23,172,997
Change in net unrealized appreciation (depreciation) on: Investments	(355,391,930)
Foreign currency	2,427
(355,389,503)
Net gain (loss)	(332,216,506)
Net increase (decrease) in net assets resulting from operations	$ (324,402,299)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 7,814,207	$ 9,712,813
Net realized gain (loss)	23,172,997	108,270,953
Change in net unrealized appreciation (depreciation)	(355,389,503)	19,841,624
Net increase (decrease) in net assets resulting from operations	(324,402,299)	137,825,390
Distributions to shareholders from: Net investment income: Class A	(9,355,147)	(6,887,657)
Class B	(96,190)	(258,683)
Total distributions	(9,451,337)	(7,146,340)
Portfolio share transactions: Class A Proceeds from shares sold	23,952,264	22,292,590
Reinvestment of distributions	9,355,147	6,887,657
Cost of shares redeemed	(169,314,485)	(225,450,131)
Net increase (decrease) in net assets from Class A share transactions	(136,007,074)	(196,269,884)
Class B Proceeds from shares sold	1,473,846	1,548,433
Reinvestment of distributions	96,190	258,683
Cost of shares redeemed	(4,263,172)	(97,598,529)
Net increase (decrease) in net assets from Class B share transactions	(2,693,136)	(95,791,413)
Increase (decrease) in net assets	(472,553,846)	(161,382,247)
Net assets at beginning of period	1,076,975,515	1,238,357,762
Net assets at end of period (including undistributed net investment income of $7,945,917 and $9,689,216, respectively)	$ 604,421,669	$ 1,076,975,515
Other Information
Class A Shares outstanding at beginning of period	51,857,448	62,005,444
Shares sold	1,366,508	1,165,102
Shares issued to shareholders in reinvestment of distributions	468,930	362,508
Shares redeemed	(9,848,344)	(11,675,606)
Net increase (decrease) in Class A shares	(8,012,906)	(10,147,996)
Shares outstanding at end of period	43,844,542	51,857,448
Class B Shares outstanding at beginning of period	920,834	5,921,673
Shares sold	89,671	80,681
Shares issued to shareholders in reinvestment of distributions	4,831	13,644
Shares redeemed	(237,533)	(5,095,164)
Net increase (decrease) in Class B shares	(143,031)	(5,000,839)
Shares outstanding at end of period	777,803	920,834

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.41	$18.24	$ 16.90	$ 15.67	$ 14.59
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.17[d]	.13[c]	.10	.14
Net realized and unrealized gain (loss)	(6.83)	2.12	1.31	1.29	1.02
Total from investment operations	(6.67)	2.29	1.44	1.39	1.16
Less distributions from: Net investment income	(.19)	(.12)	(.10)	(.16)	(.08)
Net asset value, end of period	$ 13.55	$ 20.41	$ 18.24	$ 16.90	$ 15.67
Total Return (%)	(32.98)[b]	12.59[b]	8.53[b,c]	8.96[b]	7.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	594	1,058	1,131	1,031	698
Ratio of expenses before expense reductions (%)	.50	.53	.52	.50	.50
Ratio of expenses after expense reductions (%)	.49	.52	.49	.49	.50
Ratio of net investment income (loss) (%)	.89	.86[d]	.73[c]	.61	.98
Portfolio turnover rate (%)	21	30	16	17	15
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.31	$ 18.15	$ 16.81	$ 15.59	$ 14.52
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.09[d]	.06[c]	.04	.09
Net realized and unrealized gain (loss)	(6.81)	2.12	1.31	1.28	1.01
Total from investment operations	(6.71)	2.21	1.37	1.32	1.10
Less distributions from: Net investment income	(.11)	(.05)	(.03)	(.10)	(.03)
Net asset value, end of period	$ 13.49	$ 20.31	$ 18.15	$ 16.81	$ 15.59
Total Return (%)	(33.20)[b]	12.18[b]	8.17[b,c]	8.51[b]	7.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	19	107	73	23
Ratio of expenses before expense reductions (%)	.85	.94	.91	.89	.88
Ratio of expenses after expense reductions (%)	.82	.90	.86	.86	.88
Ratio of net investment income (loss) (%)	.56	.48[d]	.36[c]	.24	.60
Portfolio turnover rate (%)	21	30	16	17	15
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Performance Summary December 31, 2008

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.10% and 1.46% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P® Developed SmallCap Index

The S&P® Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World), is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,004	$6,678	$9,735	$13,776
	Average annual total return	-49.96%	-12.59%	-.54%	3.26%
S&P Developed SmallCap Index	Growth of $10,000	$5,625	$7,301	$10,410	$14,967
	Average annual total return	-43.75%	-9.96%	.81%	4.12%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$4,984	$6,616	$9,617	$13,444
	Average annual total return	-50.16%	-12.86%	-.78%	3.00%
S&P Developed SmallCap Index	Growth of $10,000	$5,625	$7,301	$10,410	$14,967
	Average annual total return	-43.75%	-9.96%	.81%	4.12%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 563.30	$ 561.70
Expenses Paid per $1,000*	$ 3.85	$ 5.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.21	$ 1,018.60
Expenses Paid per $1,000*	$ 4.98	$ 6.60
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	.98%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Global Opportunities VIP

Amid the extremely negative investment environment of the 12-month period ended December 31, 2008, DWS Global Opportunities VIP Class A shares (unadjusted for contract charges) declined -49.96% and lagged the -43.75% return of the S&P® Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World).

We are disappointed to report that stock selection was the primary cause of the Portfolio's underperformance. Our emphasis on using fundamental research to find high-quality growth companies was not rewarded during the past year, reflecting the fact that investor fear caused higher-quality companies to decline in tandem with other, less attractive companies. In these unusual market conditions, our focus on fundamentals did not translate into outperformance.

Stock selections in the financial, information technology and consumer staples sectors were notable sources of underperformance in 2008. On the plus side, we generated the best relative performance in the health care and consumer discretionary sectors. The top individual contributors were Thoratec Corp. and Fresenius Medical Care AG & Co., while the leading detractors were SunOpta, Inc., Piraeus Bank S.A.* and Anglo Irish Bank Corp. PLC.

While the past year has been a difficult time to be invested in small-cap stocks, the extreme market volatility has provided an opportunity to establish long-term positions in fast-growing companies at very attractive valuation levels. Overall, we believe the portfolio is defensively positioned due to our preference for the highest-quality fundamentally sound growth companies. We believe this is the most effective way to approach a market characterized by both high risks and increasingly compelling opportunities.

Joseph Axtell, CFA Jeffrey Saeger, CFA
Portfolio Managers

The S&P Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World), is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

United States	41%	31%
Continental Europe	35%	38%
United Kingdom	8%	9%
Japan	7%	6%
Pacific Basin	5%	10%
Canada	1%	2%
Australia	1%	2%
Latin America	1%	1%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	21%	16%
Industrials	20%	16%
Information Technology	18%	18%
Financials	12%	21%
Consumer Discretionary	10%	10%
Energy	9%	10%
Consumer Staples	5%	3%
Utilities	4%	4%
Materials	1%	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 57. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 98.0%
Australia 0.6%
Austal Ltd. (Cost $1,028,811)	538,533	735,763
Bahrain 0.4%
Gulf Finance House EC (GDR) 144A (Cost $1,138,485)	50,082	425,697
Belgium 0.4%
Hansen Transmissions International NV* (Cost $1,014,963)	286,190	482,621
Brazil 0.5%
Diagnosticos da America SA (Cost $1,502,673)	66,100	643,535
Canada 1.4%
CAE, Inc.	153,300	1,005,857
OPTI Canada, Inc.*	155,100	226,295
SunOpta, Inc.*	336,500	528,305
(Cost $5,479,171)		1,760,457
China 1.2%
Minth Group Ltd.	1,782,200	718,935
Soho China Ltd.	732,500	317,160
VanceInfo Technologies, Inc. (ADR)*	97,800	464,550
(Cost $1,838,606)		1,500,645
Cyprus 0.8%
Prosafe Production Public Ltd.*(a)	247,423	396,307
ProSafe SE (b)	152,963	583,175
(Cost $2,275,949)		979,482
France 2.4%
Financiere Marc de Lacharriere SA (a)	21,810	680,290
Flamel Technologies SA (ADR)* (a)	200,700	786,744
JC Decaux SA	82,396	1,418,659
(Cost $6,219,557)		2,885,693
Germany 15.4%
Fresenius Medical Care AG & Co. KGaA	129,507	6,072,988
Grenkeleasing AG	22,417	562,511
M.A.X. Automation AG	284,739	896,684
QSC AG*	219,612	388,028
Rational AG (a)	10,184	1,208,254
SGL Carbon AG* (a)	42,100	1,438,445
Software AG	29,904	1,688,234
Stada Arzneimittel AG	81,334	2,378,854
Tognum AG	45,157	576,811
United Internet AG (Registered) (a)	237,543	2,126,030
Wincor Nixdorf AG	31,634	1,508,246
(Cost $15,472,529)		18,845,085
Greece 1.7%
Coca-Cola Hellenic Bottling Co. SA	101,300	1,477,724
Hellenic Exchanges SA	81,800	644,018
(Cost $2,173,850)		2,121,742
	Shares	Value ($)

Hong Kong 3.4%
K Wah International Holdings Ltd.	2,598,000	424,581
Kingboard Chemical Holdings Ltd.	799,640	1,446,996
Midland Holdings Ltd.	1,550,357	557,281
Wing Hang Bank Ltd.	196,700	1,139,534
Xinyi Glass Holdings Co., Ltd. (c)	2,160,000	584,028
(Cost $4,353,189)		4,152,420
Ireland 4.9%
Anglo Irish Bank Corp. PLC	236,421	56,779
C&C Group PLC	465,849	943,174
FBD Holdings PLC	26,000	265,415
ICON PLC (ADR)*	76,400	1,504,316
Kingspan Group PLC	91,146	397,368
Norkom Group PLC*	297,432	206,723
Paddy Power PLC	67,729	1,267,822
Ryanair Holdings PLC*	319,528	1,326,859
(Cost $8,277,547)		5,968,456
Italy 1.3%
Prysmian SpA (Cost $2,222,420)	100,453	1,577,725
Japan 7.0%
AEON Credit Service Co., Ltd.	77,200	816,783
AEON Mall Co., Ltd.	121,000	2,336,004
JAFCO Co., Ltd.	19,100	488,272
Mitsubishi UFJ Lease & Finance Co., Ltd.	34,660	880,587
Nidec Corp.	19,000	738,866
Shinko Plantech Co., Ltd.	181,300	1,534,634
Sumitomo Realty & Development Co., Ltd.	86,000	1,281,320
Wacom Co., Ltd. (a)	541	478,598
(Cost $9,046,289)		8,555,064
Netherlands 5.7%
Arcadis NV (a)	60,716	800,443
Chicago Bridge & Iron Co. NV (NY Registered Shares)	60,700	610,035
Koninklijke Vopak NV	27,573	1,046,212
QIAGEN NV* (a)	156,000	2,726,175
SBM Offshore NV	133,045	1,743,441
(Cost $7,507,816)		6,926,306
Spain 0.5%
Tecnicas Reunidas SA (Cost $1,500,429)	24,688	645,132
Sweden 0.0%
Micronic Laser Systems AB* (a) (Cost $607,066)	63,300	48,029
Switzerland 1.2%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	15,290	418,211
Partners Group Holding AG	15,400	1,094,891
(Cost $1,592,201)		1,513,102
Taiwan 0.7%
Siliconware Precision Industries Co. (Cost $636,347)	1,010,743	883,338
	Shares	Value ($)

United Arab Emirates 0.5%
Lamprell PLC (Cost $1,204,470)	368,174	624,665
United Kingdom 8.1%
Aegis Group PLC	406,459	438,205
ARM Holdings PLC	805,246	1,007,643
Ashmore Group PLC	491,229	946,681
Babcock International Group PLC	166,156	1,142,990
Carphone Warehouse Group PLC	307,703	399,505
John Wood Group PLC	170,975	466,384
Kofax PLC	289,575	580,053
Michael Page International PLC	288,739	898,656
Serco Group PLC	410,345	2,670,727
Xchanging PLC (a)	405,910	1,379,823
(Cost $15,272,784)		9,930,667
United States 39.9%
Advance Auto Parts, Inc.	38,850	1,307,302
Aecom Technology Corp.*	77,368	2,377,519
Aeropostale, Inc.*	36,900	594,090
Allegheny Energy, Inc.	149,500	5,062,070
American Eagle Outfitters, Inc.	74,200	694,512
AMERIGROUP Corp.*	69,100	2,039,832
ANSYS, Inc.*	11,700	326,313
BE Aerospace, Inc.*	64,100	492,929
Cameron International Corp.*	13,700	280,850
Carter's, Inc.*	65,200	1,255,752
Chattem, Inc.*	13,100	937,043
Cogent, Inc.*	89,400	1,213,158
Deckers Outdoor Corp.*	10,000	798,700
Diamond Foods, Inc.	58,300	1,174,745
Dresser-Rand Group, Inc.*	79,100	1,364,475
EMS Technologies, Inc.*	46,600	1,205,542
Foundation Coal Holdings, Inc.	44,100	618,282
FTI Consulting, Inc.* (a)	52,950	2,365,806
Green Mountain Coffee Roasters, Inc.* (a)	32,400	1,253,880
Itron, Inc.* (a)	52,100	3,320,854
Jefferies Group, Inc.	46,500	653,790
	Shares	Value ($)

Joy Global, Inc.	66,475	1,521,613
Lam Research Corp.*	25,300	538,384
Life Technologies Corp.*	45,400	1,058,274
Martin Marietta Materials, Inc. (a)	6,800	660,144
Metabolix, Inc.* (a)	42,500	540,600
Mueller Water Products, Inc. "A"	62,100	521,640
Mylan, Inc.* (a)	134,900	1,334,161
NeuStar, Inc. "A"*	58,900	1,126,757
NxStage Medical, Inc.*	175,600	468,852
Owens & Minor, Inc.	48,300	1,818,495
Perficient, Inc.*	49,500	236,610
Phillips-Van Heusen Corp.	28,800	579,744
Schawk, Inc.	78,400	898,464
Somanetics Corp.*	75,900	1,253,109
Thoratec Corp.*	93,200	3,028,068
THQ, Inc.*	121,200	507,828
Ultra Petroleum Corp.*	77,800	2,684,878
Waddell & Reed Financial, Inc. "A"	48,500	749,810
(Cost $47,468,907)		48,864,875
Total Common Stocks (Cost $137,834,059)		120,070,499

Securities Lending Collateral 13.9%
Daily Assets Fund Institutional, 1.69% (d) (e) (Cost $17,084,496)	17,084,496	17,084,496

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (d) (Cost $1,583,652)	1,583,652	1,583,652
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $156,502,207)+	113.2	138,738,647
Other Assets and Liabilities, Net	(13.2)	(16,194,822)
Net Assets	100.0	122,543,825
* Non-income producing security.
+ The cost for federal income tax purposes was $158,829,287. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $20,090,640. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,728,164 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,818,804.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $16,526,028, which is 13.5% of net assets.
(b) Security is listed in country of domicile. Significant business activities of the company are in Norway.
(c) Security is listed in country of domicile. Significant business activities of the company are in China.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 71,719,009
Level 2	67,019,638
Level 3	—
Total	$ 138,738,647

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $137,834,059), including $16,526,028 of securities loaned	$ 120,070,499
Investment in Daily Assets Fund Institutional (cost $17,084,496)*	17,084,496
Investment in Cash Management QP Trust (cost $1,583,652)	1,583,652
Total investments, at value (cost $156,502,207)	138,738,647
Cash	418
Foreign currency, at value (cost $27,783)	28,197
Receivable for investments sold	847,640
Dividends receivable	39,412
Interest receivable	31,710
Receivable for Portfolio shares sold	82,512
Foreign taxes recoverable	24,745
Other assets	38,829
Total assets	139,832,110
Liabilities
Payable for Portfolio shares redeemed	15,150
Payable upon return of securities loaned	17,084,496
Accrued management fee	60,395
Accrued distribution service fee (Class B)	1,040
Other accrued expenses and payables	127,204
Total liabilities	17,288,285
Net assets, at value	$ 122,543,825
Net Assets Consist of
Undistributed net investment income	298,854
Net unrealized appreciation (depreciation) on: Investments	(17,763,560)
Foreign currency	(915)
Accumulated net realized gain (loss)	(14,322,470)
Paid-in capital	154,331,916
Net assets, at value	$ 122,543,825
Class A Net Asset Value, offering and redemption price per share ($117,421,297 ÷ 15,069,861 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.79
Class B Net Asset Value, offering and redemption price per share ($5,122,528 ÷ 669,567 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.65
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $323,075)	$ 5,015,732
Interest	4,084
Interest — Cash Management QP Trust	117,270
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	623,481
Total Income	5,760,567
Expenses: Management fee	2,040,460
Administration fee	229,265
Custodian fee	152,041
Distribution service fee (Class B)	22,275
Services to shareholders	1,037
Record keeping fee (Class B)	5,578
Professional fees	79,387
Trustees' fees and expenses	11,624
Reports to shareholders	9,453
Other	19,828
Total expenses before expense reductions	2,570,948
Expense reductions	(283,039)
Total expenses after expense reductions	2,287,909
Net investment income (loss)	3,472,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,343,628)
Foreign currency	(70,789)
(11,414,417)
Change in net unrealized appreciation (depreciation) on: Investments	(135,414,718)
Foreign currency	(18,560)
(135,433,278)
Net gain (loss)	(146,847,695)
Net increase (decrease) in net assets resulting from operations	$ (143,375,037)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 3,472,658	$ 1,523,675
Net realized gain (loss)	(11,414,417)	41,714,536
Change in net unrealized appreciation (depreciation)	(135,433,278)	(9,538,525)
Net increase (decrease) in net assets resulting from operations	(143,375,037)	33,699,686
Distributions to shareholders from: Net investment income: Class A	(606,759)	(4,162,201)
Class B	—	(385,143)
Net realized gains: Class A	(38,799,742)	(23,747,876)
Class B	(1,584,503)	(2,659,501)
Total distributions	(40,991,004)	(30,954,721)
Portfolio share transactions: Class A Proceeds from shares sold	9,798,954	25,551,412
Reinvestment of distributions	39,406,501	27,910,077
Cost of shares redeemed	(64,901,647)	(76,124,259)
Net increase (decrease) in net assets from Class A share transactions	(15,696,192)	(22,662,770)
Class B Proceeds from shares sold	887,328	2,661,166
Reinvestment of distributions	1,584,503	3,044,644
Cost of shares redeemed	(2,362,537)	(30,666,540)
Net increase (decrease) in net assets from Class B share transactions	109,294	(24,960,730)
Increase (decrease) in net assets	(199,952,939)	(44,878,535)
Net assets at beginning of period	322,496,764	367,375,299
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $298,854 and $4,870,687, respectively)	$ 122,543,825	$ 322,496,764
Other Information
Class A Shares outstanding at beginning of period	16,980,253	18,234,839
Shares sold	754,392	1,377,801
Shares issued to shareholders in reinvestment of distributions	2,730,873	1,512,741
Shares redeemed	(5,395,657)	(4,145,128)
Net increase (decrease) in Class A shares	(1,910,392)	(1,254,586)
Shares outstanding at end of period	15,069,861	16,980,253
Class B Shares outstanding at beginning of period	673,793	2,034,192
Shares sold	67,771	144,813
Shares issued to shareholders in reinvestment of distributions	111,428	167,013
Shares redeemed	(183,425)	(1,672,225)
Net increase (decrease) in Class B shares	(4,226)	(1,360,399)
Shares outstanding at end of period	669,567	673,793

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.28	$ 18.15	$ 15.00	$ 12.77	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[a]	.20[e]	.08[d]	.03[c]	.04	.01
Net realized and unrealized gain (loss)	(8.18)	1.61	3.28	2.27	2.41
Total from investment operations	(7.98)	1.69	3.31	2.31	2.42
Less distributions from: Net investment income	(.04)	(.23)	(.16)	(.08)	(.03)
Net realized gains	(2.47)	(1.33)	—	—	—
Total distributions	(2.51)	(1.56)	(.16)	(.08)	(.03)
Net asset value, end of period	$ 7.79	$ 18.28	$ 18.15	$ 15.00	$ 12.77
Total Return (%)	(49.96)[b]	9.33[b]	22.08[c]	18.19	23.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	310	331	285	232
Ratio of expenses before expense reductions (%)	1.11	1.14	1.12	1.17	1.18
Ratio of expenses after expense reductions (%)	.99	1.12	1.12	1.17	1.18
Ratio of net investment income (loss) (%)	1.53[e]	.45[d]	.16[c]	.32	.09
Portfolio turnover rate (%)	21	19	28	30	24
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.03	$ 17.93	$ 14.84	$ 12.62	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[a]	.16[f]	.01[e]	(.00)[b,d]	.03	(.01)
Net realized and unrealized gain (loss)	(8.07)	1.61	3.24	2.24	2.38
Total from investment operations	(7.91)	1.62	3.24	2.27	2.37
Less distributions from: Net investment income	—	(.19)	(.15)	(.05)	—
Net realized gains	(2.47)	(1.33)	—	—	—
Total distributions	(2.47)	(1.52)	(.15)	(.05)	—
Net asset value, end of period	$ 7.65	$ 18.03	$ 17.93	$ 14.84	$ 12.62
Total Return (%)	(50.16)[c]	8.92[c]	21.88[c,d]	18.06[c]	23.12[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	12	37	33	24
Ratio of expenses before expense reductions (%)	1.42	1.53	1.51	1.54	1.52
Ratio of expenses after expense reductions (%)	1.30	1.50	1.31	1.24	1.39
Ratio of net investment income (loss) (%)	1.21[f]	.07[e]	(.03)[d]	.25	(.12)
Portfolio turnover rate (%)	21	19	28	30	24
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets, respectively.

Performance Summary December 31, 2008

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.94% and 1.19% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,179	$7,472	$10,115	$8,824
	Average annual total return	-48.21%	-9.26%	.23%	-1.24%
MSCI EAFE® Index	Growth of $10,000	$5,662	$7,953	$10,857	$10,828
	Average annual total return	-43.38%	-7.35%	1.66%	.80%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$5,175	$7,417	$9,976	$8,623
	Average annual total return	-48.25%	-9.48%	-.05%	-1.47%
MSCI EAFE® Index	Growth of $10,000	$5,662	$7,953	$10,857	$10,828
	Average annual total return	-43.38%	-7.35%	1.66%	.80%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 556.30	$ 557.20
Expenses Paid per $1,000*	$ 3.79	$ 4.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.26	$ 1,019.00
Expenses Paid per $1,000*	$ 4.93	$ 6.19
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.97%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS International VIP

The MSCI EAFE® Index (the Portfolio's benchmark) returned -43.38% during the 12-month period ended December 31, 2008, a year that was characterized by the rapid expansion of the global financial crisis, slowing economic growth and sharply elevated investor risk aversion. During the same period, Class A shares of the Portfolio returned -48.21% (unadjusted for contract charges), underperforming the index. The primary reason for underperformance was the Portfolio's level of risk exposure coming into the autumn downturn. Starting in mid-August, we sought to reduce risk by decreasing the Portfolio's weightings in higher-risk areas such as mid- and small-caps, emerging-market stocks and cyclicals. Unfortunately, we did not make these changes quickly enough to prevent underperformance.

For the full year, the Portfolio's return was helped by an underweight in financials and favorable stock selection in the information technology and health care sectors, but this was offset by weaker stock selection in the consumer staples and consumer discretionary sectors.1 The leading contributors to performance included iShares MSCI Japan Index Fund, BASF SE and China Mobile Ltd. The most significant detractors were the Russian gas company Gazprom and the brewer Carlsberg AS.

Believing that recovery in the global economy will likely occur slowly, we are maintaining a defensive positioning in the Portfolio. We believe sectors with high cash flows, stable earnings and a low sensitivity to economic trends, such as health care and telecommunications are well positioned in this market. At the same time, the Portfolio is underweight in areas that are more dependent on economic growth, such as industrials, financials and the consumer discretionary sector. Although defensive for now, we are also keeping a close eye on stock-specific opportunities given that dividend yields are attractive and price-to-book values are at their lowest level of the past 10-15 years.

Joseph Axtell, CFA
Portfolio Manager

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	93%	98%
Exchange Traded Funds	5%	—
Cash Equivalents	2%	—
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Continental Europe	62%	53%
Japan	22%	14%
United Kingdom	8%	15%
Pacific Basin	5%	7%
Latin America	2%	3%
Australia	—	3%
Middle East	—	3%
Other	1%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/08	12/31/07

Health Care	22%	6%
Financials	20%	22%
Telecommunication Services	12%	9%
Energy	11%	5%
Consumer Staples	10%	7%
Utilities	4%	5%
Industrials	8%	17%
Materials	8%	10%
Information Technology	5%	5%
Consumer Discretionary	—	14%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 70. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS International VIP

	Shares	Value ($)

Common Stocks 93.1%
Austria 2.1%
Intercell AG* (a) (Cost $5,900,688)	203,044	6,225,455
Brazil 1.1%
Petroleo Brasileiro SA (ADR) (Cost $6,908,534)	132,700	3,249,823
Canada 0.8%
Potash Corp. of Saskatchewan, Inc. (Cost $4,038,322)	31,221	2,264,543
China 2.1%
China Life Insurance Co., Ltd. "H" (Cost $7,675,110)	2,054,200	6,330,186
Denmark 3.5%
Carlsberg AS "B"	122,625	4,025,899
Novo Nordisk AS "B"	127,500	6,488,396
(Cost $20,683,392)		10,514,295
Finland 2.9%
Fortum Oyj	253,300	5,440,729
Nokia Oyj	201,000	3,116,089
(Cost $15,817,151)		8,556,818
France 8.7%
Alstom SA	50,830	3,001,655
AXA SA	225,021	5,016,775
BNP Paribas	91,224	3,852,060
Societe Generale	100,059	5,067,741
Total SA	166,273	9,064,817
(Cost $29,786,169)		26,003,048
Germany 18.4%
Allianz SE (Registered)	57,948	6,215,391
BASF SE	133,400	5,271,239
Bayer AG	117,992	6,931,411
Deutsche Boerse AG	83,700	6,096,062
Deutsche Telekom AG (Registered)	441,000	6,700,361
E.ON AG	128,504	5,196,337
Fresenius Medical Care AG & Co. KGaA	99,682	4,674,401
Gerresheimer AG	128,308	3,517,674
Linde AG	46,200	3,909,605
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	39,700	6,238,736
(Cost $53,732,769)		54,751,217
Hong Kong 2.2%
China Mobile Ltd. (Cost $7,033,629)	637,500	6,463,488
Ireland 1.0%
CRH PLC (Cost $2,997,259)	114,700	2,894,760
Italy 2.7%
Intesa Sanpaolo	1,337,500	4,817,583
Saipem SpA	197,500	3,316,293
(Cost $16,369,994)		8,133,876
	Shares	Value ($)

Japan 16.4%
Astellas Pharma, Inc.	124,100	5,049,802
Canon, Inc.	189,150	5,937,710
East Japan Railway Co.	85,500	6,657,465
Japan Tobacco, Inc.	1,869	6,189,013
Mitsubishi Corp.	250,500	3,516,630
Mitsubishi UFJ Financial Group, Inc.	660,100	4,095,870
Nintendo Co., Ltd.	11,600	4,456,661
Nippon Telegraph & Telephone Corp.	81,000	4,334,502
Seven & I Holdings Co., Ltd.	128,000	4,385,245
Terumo Corp.	90,300	4,228,840
(Cost $52,715,201)		48,851,738
Luxembourg 0.9%
ArcelorMittal (Cost $4,915,693)	114,170	2,751,863
Mexico 0.6%
America Movil SAB de CV "L" (ADR) (Cost $3,372,337)	59,600	1,847,004
Norway 2.4%
DnB NOR ASA	448,100	1,789,984
StatoilHydro ASA	325,400	5,359,426
(Cost $14,620,371)		7,149,410
Russia 1.1%
Gazprom (ADR) (Cost $8,840,547)	219,400	3,139,524
Singapore 1.2%
United Overseas Bank Ltd. (Cost $5,690,961)	397,000	3,583,743
Spain 3.1%
Telefonica SA (Cost $7,881,341)	411,463	9,223,134
Switzerland 13.9%
ABB Ltd. (Registered)*	329,231	4,962,898
Lonza Group AG (Registered)	53,091	4,907,996
Nestle SA (Registered)	239,973	9,457,954
Novartis AG (Registered)	183,869	9,212,662
Roche Holding AG (Genusschein)	61,048	9,397,344
Xstrata PLC	366,059	3,412,633
(Cost $44,490,633)		41,351,487
United Kingdom 8.0%
AMEC PLC	296,311	2,114,926
Babcock International Group PLC	178,511	1,227,980
BAE Systems PLC	427,314	2,328,969
BG Group PLC	310,040	4,304,523
HSBC Holdings PLC	254,314	2,434,097
Imperial Tobacco Group PLC	179,325	4,790,332
Vodafone Group PLC	3,363,709	6,771,529
(Cost $33,019,533)		23,972,356
Total Common Stocks (Cost $346,489,634)		277,257,768

	Shares	Value ($)

Exchange Traded Fund 4.8%
Japan
iShares MSCI Japan Index Fund (a) (Cost $17,641,521)	1,477,990	14,188,704

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $3,581,750)	3,581,750	3,581,750

	Shares	Value ($)

Cash Equivalents 1.6%
Cash Management QP Trust, 1.42% (b) (Cost $4,912,228)	4,912,228	4,912,228
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $372,625,133)+	100.7	299,940,450
Other Assets and Liabilities, Net	(0.7)	(2,180,816)
Net Assets	100.0	297,759,634
* Non-income producing security.
+ The cost for federal income tax purposes was $375,669,028. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $75,728,578. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,641,676 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $97,370,254.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,462,631, which is 1.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 28,271,348
Level 2	271,669,102
Level 3	—
Total	$ 299,940,450

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $364,131,155), including $3,462,631 of securities loaned	$ 291,446,472
Investment in Daily Assets Fund Institutional (cost $3,581,750)*	3,581,750
Investment in Cash Management QP Trust (cost $4,912,228)	4,912,228
Total investments, at value (cost $372,625,133)	299,940,450
Foreign currency, at value (cost $1,144,364)	1,139,056
Dividends receivable	528,481
Interest receivable	12,638
Receivable for Portfolio shares sold	294,967
Foreign taxes recoverable	174,253
Other assets	13,892
Total assets	302,103,737
Liabilities
Cash overdraft	3,198
Payable for Portfolio shares redeemed	422,617
Payable upon return of securities loaned	3,581,750
Accrued management fee	72,431
Accrued distriubtion service fee (Class B)	81
Other accrued expenses and payables	264,026
Total liabilities	4,344,103
Net assets, at value	$ 297,759,634
Net Assets Consist of
Undistributed net investment income	13,320,593
Net unrealized appreciation (depreciation) on: Investments	(72,684,683)
Foreign currency	(22,154)
Accumulated net realized gain (loss)	(120,039,058)
Paid-in capital	477,184,936
Net assets, at value	$ 297,759,634
Class A Net Asset Value, offering and redemption price per share ($297,365,049 ÷ 45,605,566 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.52
Class B Net Asset Value, offering and redemption price per share ($394,585 ÷ 60,497 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.52
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,421,293)	$ 18,201,162
Interest	49,110
Interest — Cash Management QP Trust	203,706
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	759,041
Other income	6,749
Total Income	19,219,768
Expenses: Management fee	3,994,718
Administration fee	519,230
Custodian fee	473,256
Distribution service fee (Class B)	9,785
Services to shareholders	2,789
Record keeping fee (Class B)	3,228
Professional fees	94,496
Trustees' fees and expenses	27,641
Reports to shareholders	50,009
Other	67,427
Total expenses before expense reductions	5,242,579
Expense reductions	(216,496)
Total expenses after expense reductions	5,026,083
Net investment income (loss)	14,193,685
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $13,109)	(117,379,961)
Foreign currency	(708,199)
Payments by affiliates (See Note H)	304,364
(117,783,796)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $152,816)	(202,765,850)
Foreign currency	(45,588)
(202,811,438)
Net gain (loss)	(320,595,234)
Net increase (decrease) in net assets resulting from operations	$ (306,401,549)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 14,193,685	$ 11,097,935
Net realized gain (loss)	(117,783,796)	163,447,235
Change in net unrealized appreciation (depreciation)	(202,811,438)	(70,490,293)
Net increase (decrease) in net assets resulting from operations	(306,401,549)	104,054,877
Distributions to shareholders from: Net investment income: Class A	(7,239,383)	(17,645,331)
Class B	(82,273)	(1,050,909)
Net realized gains: Class A	(94,147,000)	—
Class B	(1,663,249)	—
Total distributions	(103,131,905)	(18,696,240)
Portfolio share transactions: Class A Proceeds from shares sold	22,286,975	64,649,737
Reinvestment of distributions	101,386,383	17,645,331
Cost of shares redeemed	(121,263,622)	(163,705,768)
Net increase (decrease) in net assets from Class A share transactions	2,409,736	(81,410,700)
Class B Proceeds from shares sold	338,048	1,213,337
Reinvestment of distributions	1,745,522	1,050,909
Cost of shares redeemed	(11,371,669)	(45,235,722)
Net increase (decrease) in net assets from Class B share transactions	(9,288,099)	(42,971,476)
Increase (decrease) in net assets	(416,411,817)	(39,023,539)
Net assets at beginning of period	714,171,451	753,194,990
Net assets at end of period (including undistributed net investment income of $13,320,593 and $7,187,701, respectively)	$ 297,759,634	$ 714,171,451
Other Information
Class A Shares outstanding at beginning of period	46,761,118	52,299,023
Shares sold	2,117,696	4,471,485
Shares issued to shareholders in reinvestment of distributions	8,413,808	1,243,505
Shares redeemed	(11,687,056)	(11,252,895)
Net increase (decrease) in Class A shares	(1,155,552)	(5,537,905)
Shares outstanding at end of period	45,605,566	46,761,118
Class B Shares outstanding at beginning of period	818,856	3,829,429
Shares sold	26,121	84,891
Shares issued to shareholders in reinvestment of distributions	144,736	74,060
Shares redeemed	(929,216)	(3,169,524)
Net increase (decrease) in Class B shares	(758,359)	(3,010,573)
Shares outstanding at end of period	60,497	818,856

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.01	$ 13.42	$ 10.85	$ 9.50	$ 8.26
Income (loss) from investment operations: Net investment income (loss)[a]	.29[e]	.21[d]	.28[c]	.15	.09
Net realized and unrealized gain (loss)	(6.46)	1.73	2.51	1.36	1.26
Total from investment operations	(6.17)	1.94	2.79	1.51	1.35
Less distributions from: Net investment income	(.17)	(.35)	(.22)	(.16)	(.11)
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.32)	(.35)	(.22)	(.16)	(.11)
Net asset value, end of period	$ 6.52	$ 15.01	$ 13.42	$ 10.85	$ 9.50
Total Return (%)	(48.21)[b,f]	14.59	25.91	16.17	16.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	297	702	702	558	533
Ratio of expenses before expense reductions (%)	1.01	.98	.98	1.02	1.04
Ratio of expenses after expense reductions (%)	.97	.98	.98	1.02	1.04
Ratio of net investment income (loss) (%)	2.74[e]	1.48[d]	2.32[c]	1.59	1.05
Portfolio turnover rate (%)	123	108	105	59	73
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.98	$ 13.38	$ 10.82	$ 9.48	$ 8.24
Income (loss) from investment operations: Net investment income (loss)[a]	.23[e]	.16[d]	.24[c]	.12	.06
Net realized and unrealized gain (loss)	(6.43)	1.73	2.50	1.35	1.27
Total from investment operations	(6.20)	1.89	2.74	1.47	1.33
Less distributions from: Net investment income	(.11)	(.29)	(.18)	(.13)	(.09)
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.26)	(.29)	(.18)	(.13)	(.09)
Net asset value, end of period	$ 6.52	$ 14.98	$ 13.38	$ 10.82	$ 9.48
Total Return (%)	(48.25)[b,f]	14.25[b]	25.44[b]	15.71[b]	16.24[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.40	12	51	40	35
Ratio of expenses before expense reductions (%)	1.33	1.41	1.37	1.41	1.38
Ratio of expenses after expense reductions (%)	1.28	1.39	1.36	1.37	1.35
Ratio of net investment income (loss) (%)	2.42[e]	1.07[d]	1.94[c]	1.24	.74
Portfolio turnover rate (%)	123	108	105	59	73
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.90% and 1.28% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® GSSI Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® GSSI Health Care Sector Index is an unmanaged, market capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$7,680	$9,230	$10,975	$12,017
	Average annual total return	-23.20%	-2.64%	1.88%	2.42%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,325
	Average annual total return	-37.00%	-8.36%	-2.19%	-2.36%
S&P GSSI Health Care Sector Index	Growth of $10,000	$7,641	$8,721	$10,390	$10,354
	Average annual total return	-23.59%	-4.46%	.77%	.45%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$7,650	$9,134	$10,775	$14,531
	Average annual total return	-23.50%	-2.97%	1.50%	5.92%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$10,335
	Average annual total return	-37.00%	-8.36%	-2.19%	.51%
S&P GSSI Health Care Sector Index	Growth of $10,000	$7,641	$8,721	$10,390	$12,396
	Average annual total return	-23.59%	-4.46%	.77%	3.35%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 824.60	$ 822.60
Expenses Paid per $1,000*	$ 4.17	$ 5.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.56	$ 1,018.80
Expenses Paid per $1,000*	$ 4.62	$ 6.39
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.91%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

The accompanying notes are an integral part of the financial statements.

Management Summary December 31, 2008

DWS Health Care VIP

During a period of economic weakness and instability in the financial system, which led investors to favor more defensive sectors such as health care, DWS Health Care VIP posted a negative return but strongly outperformed the general market with a -23.20% total return for its most recent fiscal year ended December 31, 2008 (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's® 500 (S&P 500) Index returned -37.00% and the S&P GSSI Healthcare Sector Index returned -23.59% over the same period.

The portfolio's underweight positions in Medtronic, Inc., Merck & Co., Inc. and UnitedHealth Group, Inc., relative to the benchmark, helped performance during the annual period.1 Medtronic shares declined due to deteriorating trends in four of its five major businesses, while Merck shares were negatively impacted by concerns over its cholesterol drug franchise following disappointing data from clinical studies. In addition, sales trends for the company's key drugs were weaker than expected. UnitedHealth shares also declined significantly, as the company lowered its earnings forecast to reflect pressure on profit margins from higher medical costs and weaker than expected enrollment trends. The largest detractors from the Portfolio's relative performance came from underweight positions in Pfizer, Inc. and Johnson & Johnson. These companies' shares, representing meaningful weightings within the portfolio's benchmarks, held up better than industry averages during the period as investors favored more defensive, large-cap issues during the financial and economic crisis.

We believe that health care stocks should continue to outperform the general market as worries about the global economy and the credit crisis overshadow concerns over the potential impact of health care reform on sector financials. Despite the potential for declines in health care consumption due to higher drug co-payments, rising unemployment and the deferral of medical procedures, we think this sector is well positioned in the current environment. We expect health care reform to eventually lower overall health care spending. However, we are not convinced that major changes to the industry will be enacted and implemented before 2010.

The following person is responsible for the day-to-day management of the Portfolio.

Leefin Lai, CFA, CPA
Portfolio Manager

The following person serves as a consultant to the Advisor of the Portfolio.

Thomas E. Bucher, CFA
Consultant

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P GSSI Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Pharmaceuticals	31%	31%
Biotechnology	26%	21%
Medical Supply & Specialty	20%	21%
Health Care Services	17%	22%
Life Sciences Equipment	6%	5%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 82. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 98.3%
Health Care 98.3%
Biotechnology 25.6%
Acorda Therapeutics, Inc.*	9,100	186,641
Alexion Pharmaceuticals, Inc.* (a)	23,500	850,465
Allos Therapeutics, Inc.*	35,300	216,036
Amgen, Inc.*	36,450	2,104,987
Biogen Idec, Inc.*	25,720	1,225,044
BioMarin Pharmaceutical, Inc.* (a)	37,100	660,380
Celera Corp.*	33,800	376,194
Celgene Corp.*	32,460	1,794,389
Cepheid, Inc.*	17,400	180,612
Gen-Probe, Inc.*	11,000	471,240
Genentech, Inc.*	21,500	1,782,565
Genmab A/S*	4,500	173,620
Genzyme Corp.*	32,800	2,176,936
Gilead Sciences, Inc.*	50,800	2,597,912
Human Genome Sciences, Inc.*	48,200	102,184
Incyte Corp.*	52,200	197,838
OSI Pharmaceuticals, Inc.*	5,200	203,060
Regeneron Pharmaceuticals, Inc.*	18,100	332,316
Rigel Pharmaceuticals, Inc.*	11,300	90,400
United Therapeutics Corp.*	5,400	337,770
Vertex Pharmaceuticals, Inc.* (a)	7,200	218,736
		16,279,325
Health Care Services 16.1%
Aetna, Inc.	24,700	703,950
Allscripts-Misys Healthcare Solutions, Inc. (a)	43,500	431,520
Covance, Inc.*	8,900	409,667
CVS Caremark Corp.	32,931	946,437
Express Scripts, Inc.*	14,400	791,712
Fresenius Medical Care AG & Co. KGaA	24,097	1,129,984
Laboratory Corp. of America Holdings*	16,400	1,056,324
McKesson Corp.	22,200	859,806
Medco Health Solutions, Inc.*	22,268	933,252
Quality Systems, Inc. (a)	9,500	414,390
Quest Diagnostics, Inc.	24,300	1,261,413
UnitedHealth Group, Inc.	21,900	582,540
WellPoint, Inc.*	18,200	766,766
		10,287,761
Life Sciences Tools & Services 5.8%
Charles River Laboratories International, Inc.*	10,900	285,580
Illumina, Inc.*	10,600	276,130
Life Technologies Corp.*	17,028	396,932
Mettler-Toledo International, Inc.*	8,800	593,120
Pharmaceutical Product Development, Inc.	14,700	426,447
Thermo Fisher Scientific, Inc.*	50,000	1,703,500
		3,681,709
	Shares	Value ($)

Medical Supply & Specialty 20.0%
Alcon, Inc.	8,400	749,196
Baxter International, Inc.	49,600	2,658,064
Beckman Coulter, Inc.	6,900	303,186
Becton, Dickinson & Co.	27,600	1,887,564
C.R. Bard, Inc.	15,800	1,331,308
Covidien Ltd.	43,100	1,561,944
Hologic, Inc.*	26,400	345,048
Masimo Corp.*	11,600	346,028
Medtronic, Inc.	34,900	1,096,558
ResMed, Inc.*	10,200	382,296
Stryker Corp. (a)	26,400	1,054,680
Wright Medical Group, Inc.*	13,400	273,762
Zimmer Holdings, Inc.*	18,900	763,938
		12,753,572
Pharmaceuticals 30.8%
Abbott Laboratories	31,600	1,686,492
Allergan, Inc.	18,600	749,952
Astellas Pharma, Inc.	21,800	887,072
Bristol-Myers Squibb Co.	61,500	1,429,875
Cardiome Pharma Corp.*	22,000	100,100
Eli Lilly & Co.	32,100	1,292,667
Johnson & Johnson	31,600	1,890,628
Merck & Co., Inc.	52,400	1,592,960
Merck KGaA	9,462	860,262
Mylan, Inc.* (a)	92,100	910,869
Novartis AG (Registered)	17,897	896,720
Pfizer, Inc.	63,940	1,132,377
Roche Holding AG (Genusschein)	14,711	2,264,519
Sanofi-Aventis	7,538	478,768
Schering-Plough Corp.	61,500	1,047,345
Shire PLC (ADR)	17,400	779,172
Wyeth	37,400	1,402,874
XenoPort, Inc.*	9,500	238,261
		19,640,913
Total Common Stocks (Cost $56,129,449)		62,643,280

Securities Lending Collateral 6.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $3,866,250)	3,866,250	3,866,250

Cash Equivalents 1.8%
Cash Management QP Trust, 1.42% (b) (Cost $1,166,346)	1,166,346	1,166,346
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $61,162,045)+	106.2	67,675,876
Other Assets and Liabilities, Net	(6.2)	(3,944,170)
Net Assets	100.0	63,731,706
* Non-income producing security.
+ The cost for federal income tax purposes was $61,733,891. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $5,941,985. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,546,491 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,604,506.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,875,282, which is 6.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 59,818,585
Level 2	7,857,291
Level 3	—
Total	$ 67,675,876

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $56,129,449), including $3,875,282 of securities loaned	$ 62,643,280
Investment in Daily Assets Fund Institutional (cost $3,866,250)*	3,866,250
Investment in Cash Management QP Trust (cost $1,166,346)	1,166,346
Total investments, at value (cost $61,162,045)	67,675,876
Cash	7,698
Foreign currency, at value (cost $78,358)	79,948
Receivable for investments sold	225,791
Dividends receivable	85,037
Interest receivable	5,956
Receivable for Portfolio shares sold	61
Foreign taxes recoverable	19,992
Other assets	2,845
Total assets	68,103,204
Liabilities
Payable for investments purchased	223,490
Payable for Portfolio shares redeemed	152,105
Payable upon return of securities loaned	3,866,250
Accrued management fee	34,689
Accrued distribution service fee (Class B)	707
Other accrued expenses and payables	94,257
Total liabilities	4,371,498
Net assets, at value	$ 63,731,706
Net Assets Consist of
Undistributed net investment income	724,957
Net unrealized appreciation (depreciation) on: Investments	6,513,831
Foreign currency	934
Accumulated net realized gain (loss)	(589,149)
Paid-in capital	57,081,133
Net assets, at value	$ 63,731,706
Class A Net Asset Value, offering and redemption price per share ($60,232,294 ÷ 6,373,629 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.45
Class B Net Asset Value, offering and redemption price per share ($3,499,412 ÷ 379,018 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.23
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,437)	$ 1,356,362
Interest	1,294
Interest — Cash Management QP Trust	46,802
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	131,903
Total Income	1,536,361
Expenses: Management fee	600,311
Administration fee	90,272
Custodian fee	14,355
Distribution service fee (Class B)	11,468
Services to shareholders	419
Record keeping fee (Class B)	4,587
Professional fees	59,999
Trustees' fees and expenses	4,905
Reports to shareholders	36,465
Other	21,239
Total expenses before expense reductions	844,020
Expense reductions	(606)
Total expenses after expense reductions	843,414
Net investment income (loss)	692,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(152,841)
Foreign currency	61,295
(91,546)
Change in net unrealized appreciation (depreciation) on: Investments	(24,348,732)
Foreign currency	(17,254)
(24,365,986)
Net gain (loss)	(24,457,532)
Net increase (decrease) in net assets resulting from operations	$ (23,764,585)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 692,947	$ 173,147
Net realized gain (loss)	(91,546)	15,451,366
Change in net unrealized appreciation (depreciation)	(24,365,986)	(1,128,994)
Net increase (decrease) in net assets resulting from operations	(23,764,585)	14,495,519
Distributions to shareholders from: Net investment income: Class A	(269,428)	—
Net realized gains: Class A	(14,518,785)	(6,096,998)
Class B	(789,529)	(1,254,197)
Total distributions	(15,577,742)	(7,351,195)
Portfolio share transactions: Class A Proceeds from shares sold	15,385,334	9,495,145
Reinvestment of distributions	14,788,213	6,096,998
Cost of shares redeemed	(31,046,167)	(24,413,031)
Net increase (decrease) in net assets from Class A share transactions	(872,620)	(8,820,888)
Class B Proceeds from shares sold	674,757	827,879
Reinvestment of distributions	789,529	1,254,197
Cost of shares redeemed	(1,414,568)	(18,374,489)
Net increase (decrease) in net assets from Class B share transactions	49,718	(16,292,413)
Increase (decrease) in net assets	(40,165,229)	(17,968,977)
Net assets at beginning of period	103,896,935	121,865,912
Net assets at end of period (including undistributed net investment income of $724,957 and $254,916, respectively)	$ 63,731,706	$ 103,896,935
Other Information
Class A Shares outstanding at beginning of period	6,708,658	7,330,897
Shares sold	1,209,692	663,065
Shares issued to shareholders in reinvestment of distributions	1,271,557	431,188
Shares redeemed	(2,816,278)	(1,716,492)
Net increase (decrease) in Class A shares	(335,029)	(622,239)
Shares outstanding at end of period	6,373,629	6,708,658
Class B Shares outstanding at beginning of period	376,902	1,544,881
Shares sold	56,147	59,012
Shares issued to shareholders in reinvestment of distributions	69,318	90,295
Shares redeemed	(123,349)	(1,317,286)
Net increase (decrease) in Class B shares	2,116	(1,167,979)
Shares outstanding at end of period	379,018	376,902

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.68	$ 13.77	$ 13.02	$ 12.00	$ 10.95
Income (loss) from investment operations: Net investment income (loss)[a]	.09[d]	.03[c]	(.01)[b]	(.02)	(.03)
Net realized and unrealized gain (loss)	(3.08)	1.75	.81	1.04	1.08
Total from investment operations	(2.99)	1.78	.80	1.02	1.05
Less distributions from: Net investment income	(.04)	—	—	—	—
Net realized gains	(2.20)	(.87)	(.05)	—	—
Total distributions	(2.24)	(.87)	(.05)	—	—
Net asset value, end of period	$ 9.45	$ 14.68	$ 13.77	$ 13.02	$ 12.00
Total Return (%)	(23.20)	13.20	6.17[b]	8.50	9.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	98	101	109	109
Ratio of expenses (%)	.92	.93	.89	.88	.88
Ratio of net investment income (loss) (%)	.79[d]	.19[c]	(.03)[b]	(.18)	(.29)
Portfolio turnover rate (%)	24	37	47	43	77
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.28% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.40	$ 13.55	$ 12.87	$ 11.91	$ 10.91
Income (loss) from investment operations: Net investment income (loss)[a]	.05[d]	(.03)[c]	(.06)[b]	(.07)	(.08)
Net realized and unrealized gain (loss)	(3.02)	1.75	.79	1.03	1.08
Total from investment operations	(2.97)	1.72	.73	.96	1.00
Less distributions from: Net realized gains	(2.20)	(.87)	(.05)	—	—
Net asset value, end of period	$ 9.23	$ 14.40	$ 13.55	$ 12.87	$ 11.91
Total Return (%)	(23.50)	12.88	5.77[b]	8.06	9.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	21	23	20
Ratio of expenses (%)	1.27	1.34	1.28	1.27	1.27
Ratio of net investment income (loss) (%)	.43[d]	(.22)[c]	(.42)[b]	(.57)	(.68)
Portfolio turnover rate (%)	24	37	47	43	77
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.28% of average daily net assets, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. DWS Bond VIP offers only one class of shares (Class A shares). DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP each offer two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. On May 22, 2008, Class B shares of DWS Bond VIP were liquidated.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2008, for the Portfolio's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio may use futures in circumstances where portfolio management believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP Portfolios may use futures for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Senior Loans. DWS Bond VIP may invest in Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2008, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)	Capital Loss Carryforwards Expired ($)
DWS Bond VIP	4,957,000	12/31/2014-12/31/2016	—	—
DWS Growth & Income VIP	27,889,000	12/31/2010-12/31/2016	—	—
DWS Capital Growth VIP	227,747,000	12/31/2009-12/31/2012	29,828,000	19,244,000
DWS Global Opportunities VIP	3,019,000	12/31/2016	—	—
DWS International VIP	77,707,000	12/31/2016	—	—

In addition, from November 1, 2008 through December 31, 2008, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP incurred approximately $16,439,000, $10,255,000, 8,359,000, 10,758,000, 39,288,000 and $736,000, respectively, of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

At December 31, 2008, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $227,747,000, of which a portion was inherited from its mergers with the SVS Eagle Focused Large Cap Growth Portfolio, Scudder Growth Portfolio, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, and which is included in the table above and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates, range from December 31, 2009, to December 31, 2012, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code. DWS Capital Growth VIP utilized approximately $8,084,000 of non-merger related losses. In addition, the Portfolio utilized approximately $21,744,000 of the inherited amounts, which is included in the table above. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $19,244,000 of the losses from SVS Eagle Focused Large Cap Growth Portfolio and Scudder Growth Portfolio expired and approximately $332,000 of the losses from DWS Janus Growth Opportunities VIP cannot be used. These losses are excluded from the capital loss carryforward amount of $227,747,000 disclosed above.

Each Portfolio has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in each Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2008, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	11,876,139	—	(4,957,000)	(28,504,179)
DWS Growth & Income VIP	1,938,429	—	(27,889,000)	(32,890,694)
DWS Capital Growth VIP	7,945,917	—	(227,747,000)	10,574,440
DWS Global Opportunities VIP	2,083,686	—	(3,019,000)	(20,090,640)
DWS International VIP	13,320,593	—	(77,707,000)	(75,728,578)
DWS Health Care VIP	724,957	718,209	—	5,941,985

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2008	2007	2008	2007
DWS Bond VIP	10,914,208	10,397,091	—	—
DWS Growth & Income VIP	15,760,111	3,685,275	26,232,152	4,265,414
DWS Capital Growth VIP	9,451,337	7,146,340	—	—
DWS Global Opportunities VIP	979,171	5,220,901	40,011,833	25,733,820
DWS International VIP	7,386,477	18,696,240	95,745,428	—
DWS Health Care VIP	3,006,032	—	12,571,710	7,351,195
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	116,593,956	126,836,594
US Treasury Obligations	264,754,396	288,981,537
DWS Growth & Income VIP	192,386,286	234,069,964
DWS Capital Growth VIP	182,722,249	315,927,818
DWS Global Opportunities VIP	47,740,750	96,017,563
DWS International VIP	630,020,593	730,062,614
DWS Health Care VIP	20,839,055	35,904,837

C. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios.

Under the Investment Management Agreement with the Advisor, the Portfolios pay a monthly management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

Prior to December 1, 2008, Aberdeen Asset Management, Inc. ("AAMI") and Aberdeen Asset Management Investment Services Limited ("AAMISL") served as DWS Bond VIP's subadvisor and sub-subadvisor, respectively. AAMI was responsible for the day to day operation of the high-yield and core bond, active fixed-income and high-yield portions of DWS Bond VIP. AAMISL was responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for DWS Bond VIP. The Portfolio's board has approved the termination of AAMI and AAMISL as the Portfolio's subadvisor and sub-subadvisor, respectively. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMI and AAMISL.

For the period from January 1, 2008 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class B	1.03%

In addition, for the period from January 1, 2008 through September 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.63%
DWS Global Opportunities VIP Class A	.99%
DWS Global Opportunities VIP Class B	1.39%

In addition, for the period from October 1, 2008 through September 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Global Opportunities VIP Class A	.95%
DWS Global Opportunities VIP Class B	1.35%
DWS Health Care VIP Class B	1.49%

In addition, for the period from January 1, 2008 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2008 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth & Income VIP.

Accordingly, for the year ended December 31, 2008, the total management fee, management fee waived, and effective management fee rate are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	782,296	—	.39%
DWS Growth & Income VIP	592,051	83,657.33%
DWS Capital Growth VIP	3,273,016	111,183.36%
DWS Global Opportunities VIP	2,040,460	281,092.77%
DWS International VIP	3,994,718	211,855.73%
DWS Health Care VIP	600,311	—	.67%

In addition, for the year ended December 31, 2008, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Capital Growth VIP	2,532
DWS International VIP	585

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Advisor received an Administration Fee as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP	200,589	13,039
DWS Growth & Income VIP	151,808	7,812
DWS Capital Growth VIP	879,862	50,075
DWS Global Opportunities VIP	229,265	10,114
DWS International VIP	519,230	24,304
DWS Health Care VIP	90,272	5,275

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2008, the amounts charged to the Portfolios by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP Class A	741	—	189
DWS Bond VIP Class B	19	—	—
DWS Growth & Income VIP Class A	622	241	381
DWS Growth & Income VIP Class B	121	—	23
DWS Capital Growth VIP Class A	886	886	—
DWS Capital Growth VIP Class B	94	94	—
DWS Global Opportunities VIP Class A	501	501	—
DWS Global Opportunities VIP Class B	159	—	63
DWS International VIP Class A	805	805	—
DWS International VIP Class B	45	—	—
DWS Health Care VIP Class A	254	—	57
DWS Health Care VIP Class B	99	—	33

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2008, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP	4,623	2,567
DWS Growth & Income VIP	8,322	2,495
DWS Capital Growth VIP	7,133	2,193
DWS Global Opportunities VIP	9,453	2,367
DWS International VIP	9,460	3,345
DWS Health Care VIP	8,427	3,447

Trustees' Fees and Expenses. Each Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended December 31, 2008, each Portfolio paid its allocated portion, as follows, of the retirement benefit to the non-continuing Independent Board Members, and each Portfolio was reimbursed by DIMA for this payment:

Portfolio	Amount ($)
DWS Bond VIP	1,213
DWS Growth & Income VIP	988
DWS Capital Growth VIP	5,091
DWS Global Opportunities VIP	1,446
DWS International VIP	3,251
DWS Health Care VIP	535

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Fee Reductions

DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
DWS Bond VIP	556
DWS Growth & Income VIP	40
DWS Capital Growth VIP	132
DWS Health Care VIP	71

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 63%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 32%, 28% and 15%. One participating insurance company was an owner of record, owning 89% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 23%, 11% and 10%. One participating insurance company was an owner of record, owning 92% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53%, 18% and 11%. Two participating insurance companies were owners of record, each owning 63% and 35% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37% and 16%. Three participating insurance companies were owners of record, each owning 65%, 20% and 15% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 20%. One participating insurance company was an owner of record, owning 100% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Payments Made by Affiliates

During the year ended December 31, 2008, the Advisor fully reimbursed DWS Bond VIP $221 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Portfolio's average net asset, thus having no impact on the Portfolio's total return.

In addition, during the year ended December 31, 2008, the Advisor fully reimbursed DWS International VIP $304,364 for losses incurred on trades executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Portfolios (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2008 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 13, 2009

Tax Information (Unaudited)

DWS Growth & Income VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP paid distributions of $1.46, $2.45, $2.15 and $1.81 per share, respectively, from net long-term capital gains during their year ended December 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Health Care VIP designates approximately $804,000 as capital gain dividends for its year ended December 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP, 74%, 100%, 42% and 100%, respectively, of their respective income dividends paid during the Portfolios' fiscal year ended December 31, 2008 qualified for the dividends received deduction.

DWS Global Opportunities VIP and DWS International VIP paid foreign taxes of $236,000 and $1,140,104, respectively, and earned $1,947,000 and $14,248,491, respectively, of foreign source income during the year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP and DWS International VIP designate $0.01 and $0.02 per share, respectively, as foreign taxes paid and $0.06 and $0.31 per share, respectively, as income earned from foreign sources for the year ended December 31, 2008.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

DWS Bond VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Aberdeen Asset Management, Inc. ("AAMI"), and the sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement," and together with the Agreement and Sub-Advisory Agreement, the "Agreements") between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2008. As noted below, in the case of AAMI and Aberdeen IS, the Board also determined to terminate the Sub-Advisory Agreement and Sub-Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, AAMI and Aberdeen IS provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA, AAMI and Aberdeen IS to attract and retain high-quality personnel, and the organizational depth and stability of DIMA, AAMI and Aberdeen IS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that there have been significant changes in the Fund's management structure, including the termination of AAMI and Aberdeen IS as the Fund's sub-advisor and sub-sub-advisor, respectively, and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA, AAMI and Aberdeen IS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory and sub-sub-advisory fees paid to AAMI and Aberdeen IS, the Board noted that the fees are paid by DIMA and AAMI, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, AAMI and Aberdeen IS.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Growth & Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board also observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Capital Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Opportunities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2007 and has underperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health Care VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (R-9041-1 2/09)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS Variable Series I has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$195,675	$0	$0	$0
2007	$190,775	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        February 20, 2009